                                                                  CONFORMED COPY


                                AGENCY AGREEMENT
                       IN RESPECT OF A U.S.$2,000,000,000
                          EURO MEDIUM TERM NOTE PROGRAM
                             (AMENDED AND RESTATED)

                             DATED 27TH MARCH, 2003


                          CIBA SPECIALTY CHEMICALS PLC
                      CIBA SPECIALTY CHEMICALS CORPORATION
                CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH
                    CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.
                                   AS ISSUERS

                                       AND

                      CIBA SPECIALTY CHEMICALS HOLDING INC.
                                  AS GUARANTOR

                                       AND

                              JP MORGAN CHASE BANK
                                    AS AGENT

                        J.P. MORGAN BANK LUXEMBOURG S.A.
                                 AS PAYING AGENT



                              [ALLEN & OVERY LOGO]

                                    CONTENTS

CLAUSE                                                                   PAGE
1.    Definitions and Interpretation.......................................2
2.    Appointment of Agent and Paying Agents...............................7
3.    Issue of Temporary Global Notes......................................8
4.    Determination of Exchange Date, Issue of Permanent Global Notes
      and Definitive Notes and Determination of End of Distribution
      Compliance Period....................................................9
5.    Issue of Definitive Notes...........................................10
6.    Terms of Issue......................................................10
7.    Payments............................................................11
8.    Determinations and Notifications in respect of Notes and Interest
      Determination.......................................................13
9.    Notice of any Withholding or Deduction..............................15
10.   Duties of the Agent in Connection with Early Redemption.............15
11.   Receipt and Publication of Notices..................................16
12.   Cancellation of Notes, Receipts, Coupons and Talons.................16
13.   Issue of Replacement Notes, Receipts, Coupons and Talons............17
14.   Copies of Documents available for Inspection........................18
15.   Meetings of Noteholders.............................................19
16.   Commissions and Expenses............................................19
17.   Indemnity...........................................................19
18.   Repayment by the Agent..............................................20
19.   Conditions of Appointment...........................................20
20.   Communication between the Parties...................................21
21.   Changes in Agent and other Paying Agents............................21
22.   Merger and Consolidation............................................23
23.   Notification of Changes to Paying Agents............................23
24.   Change of Specified Office..........................................23
25.   Notices.............................................................23
26.   Taxes and Stamp Duties..............................................24
27.   Currency Indemnity..................................................24
28.   Amendments..........................................................24
29.   Descriptive Headings................................................25
30.   Contracts (Rights of Third Parties) Act 1999........................25
31.   Governing Law and Submission to Jurisdiction........................25
32.   Counterparts........................................................25

APPENDIX

1.    Form of Calculation Agency Agreement................................26

SCHEDULES
1.    Terms and Conditions of the Notes...................................35
2.    Forms of Global and Definitive Notes, Receipts, Coupons and Talons..58
Part 1      Form of Temporary Global Note.................................58
Part 2      Form of Permanent Global Note.................................71
Part 3      Form of Definitive Note.......................................80
Part 4      Form of Coupon................................................83
Part 5      Form of Receipt...............................................86
Part 6      Form of Talon.................................................88
3.    Form of Deed of Guarantee...........................................91
4.    Provisions for Meetings of Noteholders..............................95
5.    Form of Put Notice.................................................102
6.    Operating & Administrative  Procedures Memorandum..................104

Signatories..............................................................127

                                AGENCY AGREEMENT

                                 IN RESPECT OF A

                          EURO MEDIUM TERM NOTE PROGRAM

THIS AGREEMENT is made on 27th March, 2003 BETWEEN:

(1) CIBA SPECIALTY CHEMICALS CORPORATION of 560 White Plains Road, Tarrytown, New York 10591-9005, United States (CIBA US);

(2) CIBA SPECIALTY CHEMICALS PLC of Hulley Road, Macclesfield, Cheshire SK10 2NX, England (CIBA UK);

(3) CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH of Chemiestrasse, D-68623 Lampertheim, Germany (CIBA GERMANY);

(4) CIBA SPECIALTY CHEMICALS EUROFINANCE LTD. of Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda (CIBA BERMUDA);

(5) CIBA SPECIALTY CHEMICALS HOLDING INC. of Klybeckstrasse 141, CH-4002 Basle, Switzerland (the GUARANTOR);

(6) JPMORGAN CHASE BANK of Trinity Tower, 9 Thomas More Street, London E1W 1YT (the AGENT, which expression shall include any successor agent appointed in accordance with Clause 21); and

(7) J.P. MORGAN BANK LUXEMBOURG S.A. of 5 Rue Plaetis, L-2338 Luxembourg (together with the Agent, the PAYING AGENTS, which expression shall include any additional or successor paying agent appointed in accordance with Clause 21 and PAYING AGENT shall mean any of the Paying Agents).

WHEREAS:

(A) CIBA US, CIBA UK, CIBA Germany, CIBA Bermuda (each an ISSUER and together, the ISSUERS) and the Guarantor have entered into an amended and restated program agreement dated 27th March, 2003 (the PROGRAM AGREEMENT) with the Dealers named therein pursuant to which the Issuer may issue Euro Medium Term Notes (the NOTES) in an aggregate nominal amount outstanding at any time of up to U.S.$2,000,000,000 (or its equivalent in other currencies). The Program Agreement amends and restates the amended and restated program agreement entered into by CIBA US, CIBA UK, CIBA Germany, CIBA Bermuda and the Guarantor dated 27th March, 2002 with the Dealers named therein.

(B) CIBA US, CIBA UK, CIBA Germany, CIBA Bermuda, the Guarantor, the Agent and the Paying Agents entered into an amended and restated Agency Agreement (the PRINCIPAL AGENCY AGREEMENT) dated 27th March, 2002 in respect of U.S.$2,000,000,000 Euro Medium Term Note Program.

(C) This Agreement amends and restates the Principal Agency Agreement. Any Notes issued on or after the date hereof (other than any such Notes issued so as to be consolidated and form a single Series with any Notes issued prior to the date hereof) shall be issued pursuant to this Agreement. This does not affect any Notes issued prior to the date hereof.


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(D)   Each issue of Notes will be initially represented by a temporary global
      Note exchangeable in whole or in part for definitive Notes or for a permanent global Note which will be exchangeable as described therein for definitive Notes.

IT IS HEREBY AGREED as follows:

1.    DEFINITIONS AND INTERPRETATION

1.1 Terms and expressions defined in the Program Agreement or the Notes or used in the applicable Pricing Supplement shall have the same meanings in this Agreement, except where the context requires otherwise or unless otherwise stated.

1.2   Without prejudice to the foregoing:

      CLEARSTREAM, LUXEMBOURG means Clearstream Banking, societe anonyme;

      CONDITIONS means, in relation to the Notes of any Series, the terms and conditions endorsed on or incorporated by reference into or attached to the Note or Notes constituting such Series, such terms and conditions being in or substantially in the form set out in Schedule 1 or in such other form, having regard to the terms of the notes of the relevant Series, as may be agreed between the relevant Issuer, the Guarantor, the Agent and the relevant Dealer as modified and supplemented by the Pricing Supplement applicable to the Notes of the relevant Series;

      COUPON means an interest coupon appertaining to a Definitive Note (other than a Zero Coupon Note), such coupon being:

      (a) if appertaining to a Fixed Rate Note, in the form or substantially in the form set out in Part 4 A of Schedule 2 or in such other form, having regard to the terms of issue of the Notes of the relevant Series, as may be agreed between the relevant Issuer, the Guarantor, the Agent and the relevant Dealer; or

      (b) if appertaining to a Floating Rate Note or an Indexed Interest Note, in the form or substantially in the form set out in Part 4 B of
            Schedule 2 or in such other form, having regard to the terms of issue of the Notes of the relevant Series, as may be agreed between the relevant Issuer, the Guarantor, the Agent and the relevant Dealer; or

      (c) if appertaining to a Definitive Note which is neither a Fixed Rate Note nor a Floating Rate Note nor an Indexed Interest Note, in such form as may be agreed between the relevant Issuer, the Guarantor, the Agent and the relevant Dealer, and includes, where applicable, the Talon(s) appertaining thereto and any replacements for Coupons and Talons issued pursuant to Condition 10;

      COUPONHOLDERS means the several persons who are for the time being holders of the Coupons and shall, unless the context otherwise requires, include the holders of the Talons;

      DEFINITIVE NOTE means a definitive Note issued or, as the case may require, to be issued by the relevant Issuer in accordance with the provisions of the Program Agreement or any other agreement between the relevant Issuer, the Guarantor and the relevant Dealer in exchange for either a Temporary Global Note or a Permanent Global Note (all as indicated in the applicable Pricing Supplement), such definitive Note being in the form or substantially in the form set out in Part 3 of
      Schedule 2 with such modifications (if any) as may be agreed between the


                                       2
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      relevant Issuer, the Guarantor, the Agent and the relevant Dealer and having the Conditions endorsed thereon or attached thereto or, if permitted by the relevant authority or authorities and agreed by the relevant Issuer, the Guarantor and the relevant Dealer, incorporating the Conditions by reference and having the applicable Pricing Supplement (or the relevant provisions thereof) either endorsed thereon or attached thereto and (except in the case of a Zero Coupon Note) having Coupons and, where appropriate, Receipts and/or Talons attached thereto on issue;

      DISTRIBUTION COMPLIANCE PERIOD has the meaning given to such term in Regulation S under the Securities Act;

      DUAL CURRENCY NOTE means a Note in respect of which payments of principal and/or interest are made or to be made in such different currencies, and at rates of exchange calculated upon such basis or bases, as the relevant Issuer, the Guarantor and the relevant Dealer may agree (as indicated in the applicable Pricing Supplement);

      EURIBOR means the Euro-zone inter-bank offered rate;

      EUROCLEAR means Euroclear Bank S.A./N.V. as operator of the Euroclear System, or any successor to the business thereof;

      EURO-ZONE means the region composed of Member States of the European Union that are participating in the third stage of European economic and monetary union;

      FIXED RATE NOTE means a Note on which interest is calculated at a fixed rate payable in arrear on a fixed date or dates in each year and on the redemption date or on such other dates as may be agreed between the relevant Issuer, the Guarantor and the relevant Dealer (as indicated in the applicable Pricing Supplement);

      FLOATING RATE NOTE means a Note on which interest is calculated at a floating rate payable in respect of such period or on such date(s) as may be agreed between the relevant Issuer, the Guarantor and the relevant Dealer (as indicated in the applicable Pricing Supplement);

      GLOBAL NOTE means a Temporary Global Note and/or a Permanent Global Note, as applicable;

      GUARANTEE means the guarantee dated the date of this Agreement, substantially in the form set out in Schedule 3 executed as a deed poll by the Guarantor in respect of any Note and in respect of the obligations of the Issuers under the Deed of Covenant;

      INDEXED INTEREST NOTE means a Note in respect of which the amount payable in respect of interest is calculated by reference to an index and/or a formula as the relevant Issuer, the Guarantor and the relevant Dealer may agree (as indicated in the applicable Pricing Supplement);

      INDEXED NOTE means an Indexed Interest Note and/or an Indexed Redemption Amount Note, as applicable;

      INDEXED REDEMPTION AMOUNT NOTE means a Note in respect of which the amount payable in respect of principal is calculated by reference to an index and/or a formula as the relevant Issuer, the Guarantor and the relevant Dealer may agree (as indicated in the applicable Pricing Supplement);

      INTEREST COMMENCEMENT DATE means, in the case of interest-bearing Notes, the date specified in the applicable Pricing Supplement from (and including) which such Notes bear


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
      interest, which may or may not be the Issue Date (but if no date is specified shall be the Issue Date);

      ISDA DEFINITIONS means the 2000 ISDA Definitions, each as amended and updated as at the Issue Date of the first Tranche of Notes of the relevant Series and published by the International Swaps and Derivatives Association, Inc.;

      ISSUE DATE means the date of issue and purchase of a Note, in each case pursuant to and in accordance with the Program Agreement or any other agreement between the relevant Issuer, the Guarantor and the relevant Dealer, being in the case of any Permanent Global Note or Definitive Note, the same date as the date of issue of the Temporary Global Note which initially represented such Note;

      ISSUE PRICE means the price, generally expressed as a percentage of the nominal amount of the Notes, at which the Notes will be issued;

      LIBOR means the London inter-bank offered rate;

      MATURITY DATE means, in relation to a Note, the date on which it is expressed to be redeemable;

      NOTE means a note denominated in Australian dollars, Canadian dollars, Czech koruna, Danish kroner, euro, Hong Kong dollars, Japanese Yen, New Zealand dollars, Norwegian kroner, South African Rand, Sterling, Swedish kronor, Swiss francs, U.S. dollars or such other currency or currencies as may be agreed between the relevant Issuer, the Guarantor and the relevant Dealer issued or to be issued by the relevant Issuer pursuant to the Program Agreement or any other agreement between the relevant Issuer, the Guarantor and the relevant Dealer and which shall initially be represented by, and comprised in, a Temporary Global Note which may (in accordance with the terms of such Temporary Global Note) be exchanged for either Definitive Notes or a Permanent Global Note which Permanent Global Note may (in accordance with the terms of such Permanent Global Note) in turn be exchanged for Definitive Notes (all as indicated in the applicable Pricing Supplement) and includes any replacements for a Note issued pursuant to Condition 10 and, where applicable, the Receipts relating thereto;

      NOTEHOLDERS means the several persons who are for the time being holders of the Notes save that, in respect of the Notes of any Series, for so long as such Notes or any part thereof are represented by a Global Note held on behalf of Euroclear and/or of Clearstream, Luxembourg, each person (other than Euroclear or Clearstream, Luxembourg) who is for the time being shown in the records of Euroclear or of Clearstream, Luxembourg as the holder of a particular nominal amount of the Notes of such Series (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) shall be treated by the Issuer, the Guarantor, the Agent and any other Paying Agent as the holder of such nominal amount of such Notes for all purposes other than with respect to the payment of principal or interest on such Notes, for which purpose the bearer of the relevant Global Note shall be treated by the Issuer, the Guarantor, the Agent and any other Paying Agent as the holder of such nominal amount of such Notes in accordance with and subject to the terms of the relevant Global Note and this agreement and the expressions NOTEHOLDER, HOLDER OF NOTES and related expressions shall be construed accordingly;

      OUTSTANDING means, in relation to the Notes, all the Notes issued other than (a) those which have been redeemed in full in accordance with the Conditions, (b) those in respect of which the date for redemption in accordance with the Conditions has occurred and the redemption moneys wherefor (including all interest (if any) accrued thereon to the date for such redemption and any interest (if any) payable under the Conditions after such date) have been duly paid to the Agent as provided herein (and, where appropriate, notice has been given to the Noteholders of the relevant Series in accordance with Condition 14) and remain available for payment against presentation of Notes, (c) those which have become void under Condition 8, (d) those which have been purchased and cancelled as provided in Condition 6, (e) those mutilated or defaced Notes which have been surrendered in exchange for replacement Notes pursuant to Condition 10, (f) (for the purpose only of determining the nominal amount of the Notes outstanding and without prejudice to their status for any other purpose) those Notes alleged to have been lost, stolen or destroyed and in respect of which replacement Notes have been issued pursuant to Condition 10, (g) Temporary Global Notes to the extent that they shall have been duly exchanged for Permanent Global Notes and/or Definitive Notes and Permanent Global Notes to the extent that they shall have been duly exchanged for Definitive Notes, in each case pursuant to their respective provisions and (h) Temporary Global Notes and Permanent Global Notes which have become void in accordance with their terms (provided that at the Relevant Time (as defined in the Deed of Covenant) the Underlying Notes (as defined in the Deed of Covenant) will be deemed to be still outstanding) and,

      PROVIDED THAT for each of the following purposes, namely:

      (a) the right to attend and vote at any meeting of the Noteholders or any of them; and

      (b) the determination of how many and which Notes are for the time being outstanding for the purposes of paragraphs 2, 5 and 6 of Schedule 4 hereto,

      those Notes (if any) which are for the time being held by any person (including but not limited to any Issuer, the Guarantor or any of their respective Subsidiaries) for the benefit of any Issuer, the Guarantor or any of their respective Subsidiaries shall (unless and until ceasing to be so held) be deemed not to be outstanding;

      PERMANENT GLOBAL NOTE means a global note in the form or substantially in the form set out in Part II of Schedule 2 together with the copy of the applicable Pricing Supplement attached thereto with such modifications (if any) as may be agreed between the relevant Issuer, the Guarantor, the Agent and the relevant Dealer, comprising some or all of the Notes of the same Series, issued by the relevant Issuer pursuant to the Program Agreement or any other agreement between the relevant Issuer, the Guarantor and the relevant Dealer in exchange for the whole or part of any Temporary Global Note issued in respect of such Notes;

      PROCEDURES MEMORANDUM means the operating and administrative procedures memorandum set out in Schedule 6 hereto;

      PUT NOTICE means a notice in the form set out in;

      RECEIPT means a receipt attached on issue to a Definitive Note redeemable in instalments for the payment of an instalment of principal, such receipt being in the form or substantially in the form set out in Part 5 of
      Schedule 2 or in such other form as may be agreed between the relevant Issuer, the Guarantor, the Agent and the relevant Dealer and includes any replacements for Receipts issued pursuant to Condition 10;

      RECEIPTHOLDERS means the several persons who are for the time being holders of the Receipts;

      REFERENCE BANKS means, in the case of subclause 8.2(a)(i) below, those banks whose offered rates were used to determine such quotation when such quotation last appeared on the

      Relevant Screen Page and, in the case of subclause 8.2(a)(ii) below, those banks whose offered quotations last appeared on the Relevant Screen Page when no fewer than three such offered quotations appeared;

      REPLACEMENT AGENT means the Paying Agent in Luxembourg;

      SECURITIES ACT means the United States Securities Act of 1933, as amended;

      SERIES means a Tranche of the Notes together with any further Tranche or Tranches of the Notes which are (i) expressed to be consolidated and form a single series and (ii) identical in all respects (including as to listing) except for their respective Issue Dates, Interest Commencement Dates and/or Issue Prices and the expressions NOTES OF THE RELEVANT SERIES and HOLDERS OF NOTES OF THE RELEVANT SERIES and related expressions shall be construed accordingly;

      TALONS means the talons (if any) appertaining to, and exchangeable in accordance with the provisions therein contained for further Coupons appertaining to, a Definitive Note (other than a Zero Coupon Note), such talons being in the form or substantially in the form set out in Part 6 of
      Schedule 2 or in such other form as may be agreed between the relevant Issuer, the Guarantor, the Agent and the relevant Dealer and includes any replacements for Talons issued pursuant to Condition 10;

      TEMPORARY GLOBAL NOTE means a global note in the form or substantially in the form set out in Part 1 of Schedule 2 together with the copy of the applicable Pricing Supplement attached thereto with such modifications (if any) as may be agreed between the relevant Issuer, the Guarantor, the Agent and the relevant Dealer, comprising some or all of the Notes of the same Series, issued by the relevant Issuer pursuant to the Program Agreement or any other agreement between the Issuer and the relevant Dealer;

      TRANCHE means all Notes which are identical in all respects (including as to listing); and

      ZERO COUPON NOTE means a Note on which no interest is payable.

1.3 Words denoting the singular number only shall include the plural number also and vice versa;

      words denoting one gender only shall include the other gender; and

      words denoting persons only shall include firms and corporations and vice versa.

1.4 All references in this Agreement to costs or charges or expenses shall include any value added tax or similar tax charged or chargeable in respect thereof.

1.5 For the purposes of this Agreement, the Notes of each Series shall form a separate series of Notes and the provisions of this Agreement shall apply mutatis mutandis separately and independently to the Notes of each Series and in this Agreement the expressions NOTES, NOTEHOLDERS, RECEIPTS, RECEIPTHOLDERS, COUPONS, COUPONHOLDERS and TALONS shall be construed accordingly.

1.6 All references in this Agreement to principal and/or interest or both in respect of the Notes or to any moneys payable by any Issuer and/or the Guarantor under this Agreement shall have the meaning set out in Condition 5(d).


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1.7   All references in this Agreement to the RELEVANT CURRENCY shall be construed as references to the currency in which the relevant Notes and/or Coupons are denominated (or payable in the case of Dual Currency Notes).

1.8 In this Agreement, clause headings are inserted for convenience and ease of reference only and shall not affect the interpretation of this Agreement. All references in this Agreement to the provisions of any statute shall be deemed to be references to that statute as from time to time modified, extended, amended or re-enacted or to any statutory instrument, order or regulation made thereunder or under such re-enactment.

1.9 All references in this Agreement to an agreement, instrument or other document (including, without limitation, this Agreement, the Program Agreement, the Deed of Covenant, the Guarantee, the Procedures Memorandum, the Notes and any Conditions appertaining thereto) shall be construed as a reference to that agreement, instrument or document as the same may be amended, modified, varied or supplemented from time to time.

1.10 Any references herein to Euroclear and/or Clearstream, Luxembourg shall, whenever the context so permits, be deemed to include a reference to any additional or alternative clearing system approved by the relevant Issuer, the Guarantor and the Agent.

2.    APPOINTMENT OF AGENT AND PAYING AGENTS

2.1 The Agent is hereby appointed, and the Agent hereby agrees to act, as agent of the Issuers and the Guarantor, upon the terms and subject to the conditions set out below, for the purposes of, inter alia:

      (a) completing, authenticating and delivering Global Notes and (if required) authenticating and delivering Definitive Notes;

      (b) exchanging Temporary Global Notes for Permanent Global Notes or Definitive Notes, as the case may be, in accordance with the terms of such Temporary Global Notes;

      (c) exchanging Permanent Global Notes for Definitive Notes in accordance with the terms of such Permanent Global Notes;

      (d) paying sums due on Global Notes and Definitive Notes, Receipts and Coupons;

      (e)   exchanging Talons for Coupons in accordance with the Conditions;

      (f) determining the end of the Distribution Compliance Period applicable to each Tranche;

      (g) unless otherwise specified in the applicable Pricing Supplement, determining the interest and/or other amounts payable in respect of the Notes in accordance with the Conditions;

      (h) arranging on behalf of any Issuer and/or the Guarantor for notices to be communicated to the Noteholders;

      (i) preparing and sending monthly reports to the Bank of England and ensuring that, as directed by the relevant Issuer, all necessary action is taken to comply with any reporting requirements of any competent authority in respect of any relevant currency as may be in force from time to time with respect to the Notes to be issued under the Program;

      (j) subject to the Procedures Memorandum, submitting to the relevant authority or authorities such number of copies of each Pricing Supplement which relates to Notes which are to be listed as the relevant authority or authorities may reasonably require;

      (k) acting as Calculation Agent in respect of Notes where named as such in the relevant Pricing Supplement; and

      (l) performing all other obligations and duties imposed upon it by the Conditions, this Agreement and the Procedures Memorandum.

2.2 Each Paying Agent is hereby appointed as paying agent of the Issuers and the Guarantor, upon the terms and subject to the conditions set out below, for the purposes of paying sums due on Notes, Receipts and Coupons and of performing all other obligations and duties imposed upon it by the Conditions and this Agreement.

2.3 Each of the Issuer and the Guarantor undertakes that, if the conclusions of the ECOFIN Council meeting of 26th-27th November, 2000 are implemented, it will ensure that it maintains a paying agent in an EU member state that will not be obliged to withhold or deduct tax pursuant to the Directive.

3.    ISSUE OF TEMPORARY GLOBAL NOTES

3.1 Subject to subclause 3.2 below, following receipt of a faxed copy of the Pricing Supplement signed by any Issuer and the Guarantor, the relevant Issuer and the Guarantor hereby authorise the Agent and the Agent hereby agrees to take the steps required of the Agent in the Procedures Memorandum. For this purpose the Agent will, inter alia, on behalf of the relevant Issuer:

      (a) prepare a Temporary Global Note by attaching a copy of the applicable Pricing Supplement to a copy of the applicable master Temporary Global Note;

      (b)   authenticate such Temporary Global Note;

      (c) deliver such Temporary Global Note to the specified common depositary for Euroclear and/or Clearstream, Luxembourg against receipt from the common depositary of confirmation that such common depositary is holding the Temporary Global Note in safe custody for the account of Euroclear and/or Clearstream, Luxembourg and to instruct Euroclear or Clearstream, Luxembourg or both of them (as the case may be) unless otherwise agreed in writing between the Agent and the relevant Issuer (i) in the case of an issue of Notes not subscribed pursuant to a Subscription Agreement, to credit the Notes represented by such Temporary Global Note to the Agent's distribution account, and (ii) in the case of Notes subscribed pursuant to a Subscription Agreement, to hold the Notes represented by such Temporary Global Note to the Issuer's order; and

      (d) ensure that the Notes of each Tranche are assigned a common code and ISIN by Euroclear and Clearstream, Luxembourg which are different from the common code and ISIN assigned to Notes of any other Tranche of the same Series until not earlier than 40 days after the completion of the distribution of the Notes of such Tranche as notified by the Agent to the relevant Dealer.


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
3.2 The Agent shall only be required to perform its obligations under subclause 3.1 above if it holds:

      (a) a master Temporary Global Note duly executed by a person or persons authorised to execute the same on behalf of the relevant Issuer, which may be used by the Agent for the purpose of preparing a Temporary Global Note in accordance with subclause 3.1(a) above; and

      (b) a master Permanent Global Note duly executed by a person or persons authorised to execute the same on behalf of the relevant Issuer, which may be used by the Agent for the purpose of preparing a Permanent Global Note in accordance with Clause 4 below.

4. DETERMINATION OF EXCHANGE DATE, ISSUE OF PERMANENT GLOBAL NOTES AND DEFINITIVE NOTES AND DETERMINATION OF END OF DISTRIBUTION COMPLIANCE PERIOD

4.1   (a)   The Agent shall determine the Exchange Date for each Temporary
            Global Note in accordance with the terms thereof. Forthwith upon determining the Exchange Date in respect of any Tranche, the Agent shall notify such determination to the relevant Issuer, the Guarantor, the other Paying Agents, the relevant Dealer, Euroclear and Clearstream, Luxembourg.

      (b) The Agent shall deliver, upon notice from Euroclear or Clearstream, Luxembourg, a Permanent Global Note or Definitive Notes, as the case may be, in accordance with the terms of the Temporary Global Note. Where a Temporary Global Note is to be exchanged for a Permanent Global Note, the Agent is hereby authorised on behalf of the relevant Issuer:

            (i) in the case of the first Tranche of any Series of Notes, to prepare and complete a Permanent Global Note in accordance with the terms of the Temporary Global Note applicable to such Tranche by attaching a copy of the applicable Pricing Supplement to a copy of the applicable master Permanent Global Note;

            (ii) in the case of the first Tranche of any Series of Notes, to authenticate such Permanent Global Note;

            (iii) in the case of the first Tranche of any Series of Notes, to deliver such Permanent Global Note to the common depositary which is holding the Temporary Global Note applicable to such Tranche for the time being on behalf of Euroclear and/or Clearstream, Luxembourg either in exchange for such Temporary Global Note or, in the case of a partial exchange, on entering details of such partial exchange of the Temporary Global Note in the relevant spaces in Schedule 2 of both the Temporary Global Note and the Permanent Global Note; and

            (iv) in any other case, by attaching a copy of the applicable Pricing Supplement to the Permanent Global Note applicable to the relevant Series and entering details of any exchange in whole or part as aforesaid.

4.2   (a)   In the case of a Tranche in respect of which there is only one
            Dealer, the Agent will determine the end of the Distribution
            Compliance Period in respect of such Tranche as being the fortieth day (or such later day as may be specified in the applicable

            Pricing Supplement) following the date certified by the relevant Dealer to the Agent as being the date as of which distribution of the Notes of that Tranche was completed.

      (b) In the case of a Tranche in respect of which there is more than one Dealer but is not issued on a syndicated basis, the Agent will determine the end of the Distribution Compliance Period in respect of such Tranche as being the fortieth day (or such later day as may be specified in the applicable Pricing Supplement) following the latest of the dates certified by all the relevant Dealers to the Agent as being the respective dates as of which distribution of the Notes of that Tranche purchased by each such Dealer was completed.

      (c) In the case of a Tranche issued on a syndicated basis, the Agent will determine the end of the Distribution Compliance Period in respect of such Tranche as being the fortieth day (or such later day as may be specified in the applicable Pricing Supplement) following the date certified by the Lead Manager to the Agent as being the date as of which distribution of the Notes of that Tranche was completed.

      (d) Forthwith upon determining the end of the Distribution Compliance Period in respect of any Tranche, the Agent shall notify such determination to the relevant Issuer, the Guarantor, Euroclear, Clearstream, Luxembourg, the relevant Dealer(s) (in the case of a non-syndicated issue) and the Lead Manager (in the case of a syndicated issue).

5.    ISSUE OF DEFINITIVE NOTES

5.1 Upon notice from Euroclear or Clearstream, Luxembourg pursuant to the terms of a Temporary Global Note or a Permanent Global Note, as the case may be, the Agent shall deliver the relevant Definitive Note(s) in accordance with the terms of the relevant Global Note. For this purpose the Agent is hereby authorised on behalf of the relevant Issuer:

      (a) to authenticate such Definitive Note(s) in accordance with the provisions of this Agreement; and

      (b) to deliver such Definitive Note(s) to or to the order of Euroclear and/or Clearstream, Luxembourg either in exchange for such Global Note or, in the case of a partial exchange of a Temporary Global Note, on entering details of any partial exchange of the Temporary Global Note in the relevant space in Schedule 2 of such Temporary Global Note.

      The Agent shall notify the relevant Issuer forthwith upon receipt of a request for issue of Definitive Note(s) in accordance with the provisions of a Temporary Global Note or Permanent Global Note, as the case may be, (and the aggregate nominal amount of such Temporary Global Note or Permanent Global Note, as the case may be, to be exchanged in connection therewith).

5.2 Each Issuer undertakes to deliver to the Agent sufficient numbers of executed Definitive Notes with, if applicable, Receipts, Coupons and Talons attached to enable the Agent to comply with its obligations under this clause.

6.    TERMS OF ISSUE

6.1 The Agent shall cause all Temporary Global Notes, Permanent Global Notes and Definitive Notes delivered to and held by it under this Agreement to be maintained in safe custody and shall ensure that such Notes are issued only in accordance with the provisions of this Agreement and the relevant Global Note and Conditions.

6.2 Subject to the procedures set out in the Procedures Memorandum, for the purposes of subclause 3.1 the Agent is entitled to treat a telephone or facsimile communication from a person purporting to be (and who the Agent believes in good faith to be) the authorised representative of any Issuer and/or the Guarantor named in the lists referred to in, or notified pursuant to, subclause 19.7 as sufficient instructions and authority of such Issuer and/or the Guarantor for the Agent to act in accordance with subclause 3.1.

6.3 In the event that a person who has signed on behalf of any Issuer any Note not yet issued but held by the Agent in accordance with subclause 3.1 ceases to be authorised as described in subclause 19.7, the Agent shall (unless the relevant Issuer gives notice to the Agent that Notes signed by that person do not constitute valid and binding obligations of the relevant Issuer or otherwise until replacements have been provided to the Agent) continue to have authority to issue any such Notes, and the relevant Issuer hereby warrants to the Agent that such Notes shall, unless notified as aforesaid, be valid and binding obligations of such Issuer. Promptly upon such person ceasing to be authorised, the relevant Issuer shall provide the Agent with replacement Notes and upon receipt of such replacement Notes the Agent shall cancel and destroy the Notes held by it which are signed by such person and shall provide to the relevant Issuer a confirmation of destruction in respect thereof specifying the Notes so cancelled and destroyed.

6.4 If the Agent pays an amount (the ADVANCE) to the Issuer on the basis that a payment (the PAYMENT) has been, or will be, received from a Dealer and if the Payment is not received by the Agent on the date the Agent pays the relevant Issuer, the relevant Issuer (failing which the Guarantor) shall repay to the Agent the Advance and shall pay interest on the Advance (or the unreimbursed portion thereof) from (and including) the date such Advance is made to (but excluding) the earlier of repayment of the Advance and receipt by the Agent of the Payment (at a rate quoted at that time by the Agent as its cost of funding the Advance provided that evidence of the basis of such rate is given to the relevant Issuer and the Guarantor).

6.5 Except in the case of issues where the Agent does not act as receiving bank for the relevant Issuer in respect of the purchase price of the Notes being issued, if on the relevant Issue Date a Dealer does not pay the full purchase price due from it in respect of any Note (the DEFAULTED NOTE) and, as a result, the Defaulted Note remains in the Agent's distribution account with Euroclear and/or Clearstream, Luxembourg after such Issue Date, the Agent will continue to hold the Defaulted Note to the order of the relevant Issuer. The Agent shall notify the relevant Issuer forthwith of the failure of the Dealer to pay the full purchase price due from it in respect of any Defaulted Note and, subsequently, shall notify the relevant Issuer forthwith upon receipt from the Dealer of the full purchase price in respect of such Defaulted Note.

7.    PAYMENTS

7.1 The Issuer (failing which the Guarantor) will, before 10.00 a.m. (local time in the relevant financial centre of the payment), on each date on which any payment in respect of any Note becomes due, transfer to an account specified by the Agent such amount in the relevant currency as shall be sufficient for the purposes of such payment in funds settled through such payment system as the Agent and the relevant Issuer or, as the case may be, the Guarantor may agree.

7.2   The Issuer (failing which the Guarantor) will ensure that no later than
      10.00 a.m. (London time) on the second Business Day (as defined below) immediately preceding the date on which any payment is to be made to the Agent pursuant to subclause 7.1, the Agent shall receive from the paying bank of the Issuer or, as the case may be, the Guarantor a payment confirmation in the form of a SWIFT message.

      For the purposes of this clause BUSINESS DAY means a day which is both:

      (a) day on which commercial banks and foreign exchange markets settle payments in London and any other place specified in the applicable Pricing Supplement as an Additional Business Centre; and

      (b) either (i) in relation to a payment to be made in a Specified Currency other than euro, a day on which commercial banks and foreign exchange markets settle payments in the principal financial centre of the country of the relevant Specified Currency (if other than London and any Additional Business Centre) and which, if the Specified Currency is New Zealand Dollars, shall be Auckland or (ii) in relation to a payment to be made in euro, a day on which the TARGET System is open, where TARGET SYSTEM means the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System. Unless otherwise provided in the applicable Pricing Supplement, the principal financial centre for any currency shall be as provided in the ISDA Definitions.

7.3 The Agent shall ensure that payments of both principal and interest in respect of a Temporary Global Note will be made only to the extent that certification of non-U.S. beneficial ownership as required by U.S. securities laws and U.S. Treasury regulations (in the form set out in the Temporary Global Note) has been received from Euroclear and/or Clearstream, Luxembourg in accordance with the terms thereof.

7.4 The Agent or the relevant Paying Agent shall pay or cause to be paid all amounts due in respect of the Notes on behalf of each Issuer and the Guarantor in the manner provided in the Conditions. If any payment provided for in subclause 7.1 is made late but otherwise in accordance with the provisions of this Agreement, the Agent and each Paying Agent shall nevertheless make payments in respect of the Notes as aforesaid following receipt by it of such payment.

7.5 If for any reason the Agent considers in its sole discretion that the amounts to be received by the Agent pursuant to subclause 7.1 will be, or the amounts actually received by it pursuant thereto are, insufficient to satisfy all claims in respect of all payments then falling due in respect of the Notes, neither the Agent nor any Paying Agent shall be obliged to pay any such claims until the Agent has received the full amount of all such payments.

7.6 Without prejudice to subclauses 7.4 and 7.5, if the Agent pays any amounts to the holders of Notes, Receipts or Coupons or to any Paying Agent at a time when it has not received payment in full in respect of the relevant Notes in accordance with subclause 7.1 (the excess of the amounts so paid over the amounts so received being the SHORTFALL), the relevant Issuer (failing which the Guarantor) will, in addition to paying amounts due under subclause 7.1, pay to the Agent on demand interest (at a rate which represents the Agent's cost of funding the Shortfall as evidenced to the relevant Issuer and the Guarantor by the provision of details of the calculation of the cost of funding) on the Shortfall (or the unreimbursed portion thereof) until the receipt in full by the Agent of the Shortfall.

7.7 The Agent shall on demand promptly reimburse each Paying Agent for payments in respect of Notes properly made by such Paying Agent in accordance with this Agreement and the Conditions unless the Agent has notified the Paying Agent, prior to the opening of business in the location of the office of the Paying Agent through which payment in respect of the Notes can be made on the due date of a payment in respect of the Notes, that the Agent does not expect to receive sufficient funds to make payment of all amounts falling due in respect of such Notes.

7.8 Whilst any Notes are represented by Global Notes, all payments due in respect of such Notes shall be made to, or to the order of, the holder of the Global Notes, subject to and in accordance with the provisions of the Global Notes. On the occasion of any such payment the Paying Agent to which the Global Note was presented for the purpose of making such payment shall cause the appropriate Schedule to the relevant Global Note to be annotated so as to evidence the amounts and dates of such payments of principal and/or interest as applicable.

7.9 If the amount of principal and/or interest then due for payment is not paid in full (otherwise than by reason of a deduction required by law to be made therefrom), the Paying Agent to which a Note is presented for the purpose of making such payment shall make a record of such Shortfall on the Note and such record shall, in the absence of manifest error, be prima facie evidence that the payment in question has not to that extent been made.

7.10 The obligations of the Guarantor as set forth in this Clause 7 shall be based on the Guarantee only and not be deemed to be primary obligations of the Guarantor.

8.    DETERMINATIONS AND NOTIFICATIONS IN RESPECT OF NOTES AND INTEREST
      DETERMINATION

8.1   DETERMINATIONS AND NOTIFICATIONS

(a) The Agent shall make all such determinations and calculations (howsoever described) as it is required to do under the Conditions, all subject to and in accordance with the Conditions.

(b) The Agent shall not be responsible to any Issuer, the Guarantor or to any third party (except in the event of negligence, default or bad faith of the Agent, as the case may be) as a result of the Agent having acted on any quotation given by any Reference Bank which subsequently may be found to be incorrect.

(c) The Agent shall promptly notify (and confirm in writing to) the relevant Issuer, the Guarantor, the other Paying Agents and (in respect of a Series of Notes listed on a Stock Exchange) the relevant Stock Exchange and Listing Agent of, inter alia, each Rate of Interest, Interest Amount and Interest Payment Date and all other amounts, rates and dates which it is obliged to determine or calculate under the Conditions as soon as practicable after the determination thereof and of any subsequent amendment thereto pursuant to the Conditions.

(d) The Agent shall use its best endeavours to cause each Rate of Interest, Interest Amount and Interest Payment Date and all other amounts, rates and dates which it is obliged to determine or calculate under the Conditions to be published as required in accordance with the Conditions as soon as possible after their determination or calculation.

(e) If the Agent does not at any material time for any reason determine and/or calculate and/or publish the Rate of Interest, Interest Amount and/or Interest Payment Date in respect of any Interest Period or any other amount, rate or date as provided in this clause, it shall forthwith notify the relevant Issuer, the Guarantor and the other Paying Agents of such fact.

(f) Determinations with regard to Notes (including, without limitation, Indexed Notes and Dual Currency Notes) shall be made by the Calculation Agent specified in the applicable Pricing Supplement in the manner specified in the applicable Pricing Supplement. Unless otherwise agreed between the relevant Issuer, the Guarantor and the relevant Dealer or unless the Agent is the Calculation Agent (in which case the provisions of this Agreement shall apply), such determinations shall be made on the basis of a Calculation Agency Agreement substantially in the form of Appendix A to this Agreement.

8.2 INTEREST DETERMINATION, SCREEN RATE DETERMINATION INCLUDING FALLBACK PROVISIONS

(a) Where Screen Rate Determination is specified in the applicable Pricing Supplement as the manner in which the Rate of Interest is to be determined, the Rate of Interest for each Interest Period will, subject as provided below, be either:

      (i)   the offered quotation; or

      (ii) the arithmetic mean (rounded if necessary to the fifth decimal place, with 0.000005 being rounded upwards) of the offered quotations,

      expressed as a percentage rate per annum), for the Reference Rate for deposits in the Specified Currency for that Interest Period which appears or appear, as the case may be, on the Relevant Screen Page as at 11.00 a.m. (London time, in the case of LIBOR, or Brussels time, in the case of EURIBOR) on the Interest Determination Date in question plus or minus (as indicated in the applicable Pricing Supplement) the Margin (if any), all as determined by the Agent. If five or more such offered quotations are available on the Relevant Screen Page, the highest (or, if there is more than one such highest quotation, one only of such quotations) and the lowest (or, if there is more than one such lowest quotation, one only of such quotations) shall be disregarded by the Agent for the purpose of determining the arithmetic mean (rounded as provided above) of such offered quotations.

(b) If the Relevant Screen Page is not available or, if in the case of subclause 8.2(a)(i) above, no such offered quotation appears or, in the case of subclause 8.2(a)(ii) above, fewer than three such offered quotations appear, in each case as at the time specified in the preceding paragraph the Agent shall request the principal London office (in the case of LIBOR) or Euro-zone office (in the case of EURIBOR) of each of the Reference Banks to provide the Agent with its offered quotation (expressed as a percentage rate per annum) for the Reference Rate at approximately
      11.00 a.m. (London time, in the case of LIBOR, or Brussels time, in the case of EURIBOR) on the Interest Determination Date in question. If two or more of the Reference Banks provide the Agent with such offered quotations, the Rate of Interest for such Interest Period shall be the arithmetic mean (rounded if necessary to the fifth decimal place with 0.000005 being rounded upwards) of such offered quotations plus or minus (as appropriate) the Margin (if any), all as determined by the Agent.

(c) If on any Interest Determination Date one only or none of the Reference Banks provides the Agent with such offered quotations as provided in the preceding paragraph, the Rate of Interest for the relevant Interest Period shall be the rate per annum which the Agent determines as being the arithmetic mean (rounded if necessary to the fifth decimal place, with 0.000005 being rounded upwards) of the rates, as communicated to (and at the request of) the Agent by the Reference Banks or any two or more of them, at which such banks were offered, at approximately 11.00 a.m. (London time, in the case of LIBOR, or Brussels time, in the case of EURIBOR) on the relevant Interest Determination Date, deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate by leading banks in the London inter-bank market (in the case of LIBOR) or the Euro-zone inter-bank market (in the case of EURIBOR) plus or minus (as appropriate) the Margin (if any) or, if fewer than two of the Reference Banks provide the Agent with such offered rates, the offered rate for deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate, or the arithmetic mean (rounded as provided above) of the offered rates for deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate, at which, at approximately 11.00 a.m. (London time, in the case of LIBOR, or Brussels time, in the case of EURIBOR) on the relevant Interest Determination Date, any one or more banks (which bank or banks is or are in the opinion of the relevant Issuer suitable for such purpose) informs the Agent it is quoting to leading banks in the London inter-bank market (in the case of LIBOR) or the Euro-zone inter-bank market (in the case of EURIBOR) plus or minus (as appropriate) the Margin (if any), provided that, if the Rate of Interest cannot be determined in accordance with the foregoing provisions of this paragraph, the Rate of Interest shall be determined as at the last preceding Interest Determination Date (though substituting, where a different Margin is to be applied to the relevant Interest Period from that which applied to the last preceding Interest Period, the Margin relating to the relevant Interest Period, in place of the Margin relating to that last preceding Interest Period).

(d) If the Reference Rate from time to time in respect of Floating Rate Notes is specified in the applicable Pricing Supplement as being other than LIBOR or, as the case may be, EURIBOR, the Rate of Interest in respect of such Notes will be determined as provided in the applicable Pricing Supplement.

9.    NOTICE OF ANY WITHHOLDING OR DEDUCTION

      If any Issuer and/or the Guarantor is, in respect of any payment, compelled to withhold or deduct any amount for or on account of taxes, duties, assessments or governmental charges as specifically contemplated under the Conditions, such Issuer and/or the Guarantor shall give notice thereof to the Agent as soon as it becomes aware of the requirement to make such withholding or deduction and shall give to the Agent such information as it shall require to enable it to comply with such requirement.

10.   DUTIES OF THE AGENT IN CONNECTION WITH EARLY REDEMPTION

10.1 If any Issuer decides to redeem any Notes for the time being outstanding prior to their Maturity Date in accordance with the Conditions, such Issuer shall give notice of such decision to the Agent not less than 15 days before the date on which the relevant Issuer will give notice to the Noteholders in accordance with the Conditions of such redemption in order to enable the Agent to undertake its obligations herein and in the Conditions.

10.2 If some only of the Notes are to be redeemed on such date, the Agent shall, in the case of Definitive Notes, make the required drawing in accordance with the Conditions but shall give the relevant Issuer reasonable notice of the time and place proposed for such drawing and the relevant Issuer shall be entitled to send representatives to attend such drawing and shall, in the case of Notes in global form, co-ordinate the selection of Notes to be redeemed with Euroclear and Clearstream, Luxembourg, all in accordance with the Conditions.

10.3 The Agent shall publish the notice required in connection with any such redemption and shall at the same time also publish a separate list of the serial numbers of any Notes in definitive form previously drawn and not presented for redemption. Such notice shall specify the date fixed for redemption, the redemption amount, the manner in which redemption will be effected and, in the case of a partial redemption of Definitive Notes, the serial numbers of the Notes to be redeemed. Such notice will be published in accordance with the Conditions. The Agent will also notify the other Paying Agents of any date fixed for redemption of any Notes.

10.4 Each Paying Agent will keep a stock of Put Notices and will make such notices available on demand to holders of Definitive Notes, the Conditions of which provide for redemption at the option of Noteholders. Upon receipt of any Note deposited in the exercise of such option in accordance with the Conditions, the Paying Agent with which such Note is deposited shall hold such Note (together with any Receipts, Coupons and Talons relating to it deposited with it) on behalf of the depositing Noteholder (but shall not, save as provided below, release it) until the due date for redemption of the relevant Note consequent upon the exercise of such option, when, subject as provided below, it shall present such Note (and any such Receipts, Coupons and Talons) to itself for payment of the amount due thereon together with any interest due on such date in accordance with the Conditions and shall pay such moneys in accordance with the directions of the Noteholder contained in the relevant Put Notice. If, prior to such due date for its redemption, such Note becomes immediately due and repayable or if upon due presentation payment of such redemption moneys is improperly withheld or refused, the Paying Agent concerned shall post such Note (together with any such Receipts, Coupons and Talons) by uninsured post to, and at the risk of, the relevant Noteholder unless the Noteholder has otherwise requested and paid the costs of such insurance to the relevant Paying Agent at the time of depositing the Notes at such address as may have been given by the Noteholder in the relevant Put Notice. At the end of each period for the exercise of such option, each Paying Agent shall promptly notify the Agent of the principal amount of the Notes in respect of which such option has been exercised with it together with their serial numbers and the Agent shall promptly notify such details to the relevant Issuer.

11.   RECEIPT AND PUBLICATION OF NOTICES

11.1 Forthwith upon the receipt by the Agent of a demand or notice from any Noteholder in accordance with the Conditions the Agent shall forward a copy thereof to the relevant Issuer and the Guarantor.

11.2 On behalf of and at the request and expense of each Issuer (failing which the Guarantor), the Agent shall cause to be published all notices required to be given by any Issuer or the Guarantor to the Noteholders in accordance with the Conditions.

12.   CANCELLATION OF NOTES, RECEIPTS, COUPONS AND TALONS

12.1 All Notes which are redeemed, all Receipts or Coupons which are paid and all Talons which are exchanged shall be cancelled by the Agent or Paying Agent by which they are redeemed, paid or exchanged. In addition, all Notes which are purchased by or on behalf of any Issuer, the Guarantor or any of their respective subsidiaries and are surrendered to a Paying Agent for cancellation, together (in the case of Definitive Notes) with all unmatured Receipts, Coupons or Talons (if any) attached thereto or surrendered therewith, shall be cancelled by the Paying Agent to which they are surrendered. Each of the other Paying Agents shall give to the Agent details of all payments made by it and shall deliver all cancelled Notes, Receipts, Coupons and Talons to the Agent.

12.2  A certificate stating:

      (a) the aggregate nominal amount of Notes which have been redeemed and the aggregate amount paid in respect thereof;

      (b) the number of Notes cancelled together (in the case of Notes in definitive form) with details of all unmatured Receipts, Coupons or Talons (if any) attached thereto or delivered therewith;

      (c)   the aggregate amount paid in respect of interest on the Notes;

      (d) the total number by maturity date of Receipts, Coupons and Talons so cancelled; and

      (e)   (in the case of Definitive Notes) the serial numbers of such Notes,

      shall be given to the relevant Issuer and the Guarantor by the Agent as soon as reasonably practicable and in any event within three months after the date of such repayment, payment, cancellation or replacement, as the case may be.

12.3 The Agent shall destroy all cancelled Notes, Receipts, Coupons and Talons and, forthwith upon destruction, furnish the Issuer with a certificate of the serial numbers of the Notes (in the case of Notes in definitive form) and the number by maturity date of Receipts, Coupons and Talons so destroyed.

12.4 Without prejudice to the obligations of the Agent pursuant to subclause 12.2, the Agent shall keep a full and complete record of all Notes, Receipts, Coupons and Talons (other than serial numbers of Coupons, except those which have been replaced pursuant to Condition 10) and of their redemption, purchase by or on behalf of any Issuer or the Guarantor or any of their respective subsidiaries and cancellation, payment or replacement (as the case may be) and of all replacement Notes, Receipts, Coupons or Talons issued in substitution for mutilated, defaced, destroyed, lost or stolen Notes, Receipts, Coupons or Talons. The Agent shall in respect of the Coupons of each maturity retain (in the case of Coupons other than Talons) until the expiry of ten years from the Relevant Date in respect of such Coupons and (in the case of Talons) indefinitely either all paid or exchanged Coupons of that maturity or a list of the serial numbers of Coupons of that maturity still remaining unpaid or unexchanged. The Agent shall at all reasonable times make such record available to the relevant Issuer, the Guarantor and any persons authorised by either of them for inspection and for the taking of copies thereof or extracts therefrom.

12.5 All records and certificates made or given pursuant to this clause and Clause 13 shall make a distinction between Notes, Receipts, Coupons and Talons of each Series.

13.   ISSUE OF REPLACEMENT NOTES, RECEIPTS, COUPONS AND TALONS

13.1 Each Issuer will cause a sufficient quantity of additional forms of Notes, Receipts, Coupons and Talons to be available, upon request, to the Replacement Agent at its specified office for the purpose of issuing replacement Notes, Receipts, Coupons and Talons as provided below.

13.2 The Replacement Agent will, subject to and in accordance with the Conditions and the following provisions of this clause, cause to be delivered any replacement Notes, Receipts, Coupons and Talons which any Issuer may determine to issue in place of Notes, Receipts, Coupons and Talons which have been lost, stolen, mutilated, defaced or destroyed.

13.3 In the case of a mutilated or defaced Note, the Replacement Agent shall ensure that (unless otherwise covered by such indemnity as the relevant Issuer may reasonably require) any replacement Note will only have attached to it Receipts, Coupons and Talons corresponding to those (if any) attached to the mutilated or defaced Note which is presented for replacement.

13.4 The Replacement Agent shall obtain verification in the case of an allegedly lost, stolen or destroyed Note, Receipt, Coupon or Talon in respect of which the serial number is known, that the Note, Receipt, Coupon or Talon has not previously been redeemed, paid or exchanged, as the case may be. The Replacement Agent shall not issue any replacement Note, Receipt, Coupon or Talon unless and until the claimant therefor shall have:

      (a) paid such reasonable costs and expenses as may be incurred in connection therewith;

      (b) furnished it with such evidence (including evidence as to the serial number of such Note, Receipt, Coupon or Talon) and indemnity (which may include a bank guarantee) as the relevant Issuer, the Guarantor and the Agent may reasonably require;

      (c) in the case of any mutilated or defaced Note, Receipt, Coupon or Talon, surrendered it to the Replacement Agent.

13.5 The Replacement Agent shall cancel any mutilated or defaced Notes, Receipts, Coupons and Talons in respect of which replacement Notes, Receipts, Coupons and Talons have been issued pursuant to this clause and shall furnish the relevant Issuer and the Guarantor with a certificate stating the serial numbers of the Notes, Receipts, Coupons and Talons so cancelled and, unless otherwise instructed by the relevant Issuer in writing, shall destroy such cancelled Notes, Receipts, Coupons and Talons and furnish the relevant Issuer and the Guarantor with a destruction certificate containing the information specified in subclause 12.3.

13.6 The Replacement Agent shall, on issuing any replacement Note, Receipt, Coupon or Talon, forthwith inform the relevant Issuer, the Guarantor, the Agent and the other Paying Agents of the serial number of such replacement Note, Receipt, Coupon or Talon issued and (if known) of the serial number of the Note, Receipt, Coupon or Talon in place of which such replacement Note, Receipt, Coupon or Talon has been issued. Whenever replacement Receipts, Coupons or Talons are issued pursuant to the provisions of this clause, the Replacement Agent shall also notify the Agent and any other Paying Agents of the maturity dates of the lost, stolen, mutilated, defaced or destroyed Receipts, Coupons or Talons and of the replacement Receipts, Coupons or Talons issued.

13.7 The Agent shall keep a full and complete record of all replacement Notes, Receipts, Coupons and Talons issued and shall make such record available at all reasonable times to the Issuers, the Guarantor and any persons authorised by either of them for inspection and for the taking of copies thereof or extracts therefrom.

13.8 Whenever any Note, Receipt, Coupon or Talon for which a replacement Note, Receipt, Coupon or Talon has been issued and in respect of which the serial number is known is presented to the Agent or any of the other Paying Agents for payment, the Agent or, as the case may be, the relevant other Paying Agent shall immediately send notice thereof to the relevant Issuer, the Guarantor and the other Paying Agents.

13.9 The Paying Agents shall issue further Coupon sheets against surrender of Talons. A Talon so surrendered shall be cancelled by the relevant Paying Agent who (except where the Paying Agent is the Agent) shall inform the Agent of its serial number. Further Coupon sheets issued on surrender of Talons shall carry the same serial number as the surrendered Talon.

14.   COPIES OF DOCUMENTS AVAILABLE FOR INSPECTION

14.1 The executed Guarantee shall be deposited with the Agent and shall be held in safe custody by it on behalf of the Noteholders, the Receiptholders and the Couponholders at its specified office for the time being.

14.2 Each Paying Agent shall hold available for inspection at its specified office during normal business hours copies of all documents required to be so available by the Conditions of any Notes or the rules of any relevant Stock Exchange (or any other relevant authority). For these above purposes, each Issuer and the Guarantor shall furnish the Paying Agents with sufficient copies of each of the relevant documents.

15.   MEETINGS OF NOTEHOLDERS

15.1 The provisions of Schedule 4 hereto shall apply to meetings of the Noteholders and shall have effect in the same manner as if set out in this Agreement.

15.2 Without prejudice to subclause 15.1, each of the Agent and the other Paying Agents on the request of any Noteholder shall issue voting certificates and block voting instructions in accordance with Schedule 4 and shall forthwith give notice to the relevant Issuer and the Guarantor in writing of any revocation or amendment of a block voting instruction. Each of the Agent and the other Paying Agents will keep a full and complete record of all voting certificates and block voting instructions issued by it and will, not less than 24 hours before the time appointed for holding a meeting or adjourned meeting, deposit at such place as the Agent shall designate or approve, full particulars of all voting certificates and block voting instructions issued by it in respect of such meeting or adjourned meeting.

16.   COMMISSIONS AND EXPENSES

16.1 The Issuers and the Guarantor agree to pay to the Agent such reasonable fees and commissions as the Issuers and the Guarantor and the Agent shall separately agree in respect of the services of the Agent and the Paying Agents hereunder and to reimburse any reasonable out-of-pocket expenses (including reasonable legal, printing, postage tax and cable) incurred by the Agent and the Paying Agents in connection with their said services including the expense of making such notifications and publications to Noteholders as are required by the Terms and Conditions of any Notes or as may be required by any Issuer.

16.2 In addition, the Issuers and the Guarantor jointly and severally agree with the Agent to reimburse its reasonable out-of-pocket expenses (including legal fees) incurred by the Agent in connection with the preparation, execution and delivery of this Agreement.

16.3 The Agent will make payment of the fees and commissions due hereunder to the Paying Agents and will reimburse their expenses promptly after the receipt of the relevant moneys from an Issuer or the Guarantor, as the case may be. None of the Issuers or the Guarantor shall be responsible for any such payment or reimbursement by the Agent to the Paying Agents.

17.   INDEMNITY

17.1 Each Issuer will, severally as to itself, and the Guarantor will, jointly with the relevant Issuer and severally as to itself, indemnify the Agent and each of the Paying Agents and each of their directors, officers, employees and agents against any losses, liabilities, claims, actions or demands and any reasonable out-of-pocket costs and expenses (including, but not limited to, all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which it may incur or which may be made against the Agent or any Paying Agent as a result of or in connection with its appointment or the exercise of its powers and duties hereunder except such as may result from its own default, negligence or bad faith or that of its officers, directors, employees or agents or the breach by it of the terms of this Agreement.

17.2 Each of the Agent and the Paying Agents will severally indemnify each of the Issuers and the Guarantor and each of their directors, officers, employees and agents against any loss, liability, claim, action or demand and any reasonable out-of-pocket costs and expenses (including, but not limited to, all reasonable costs, legal fees, charges and expenses paid or incurred in disputing or defending any of the foregoing) which the relevant company may incur or which may be made against the relevant company as a result of the breach by the

      Agent or such Paying Agents of the terms of this Agreement or its default, negligence or bad faith or that of its officers, directors, employees or agents.

18.   REPAYMENT BY THE AGENT

      Upon any Issuer or the Guarantor, as the case may be, being discharged from its obligation to make payments in respect of any Notes pursuant to the relevant Conditions, and provided that there is no outstanding, bona fide and proper claim in respect of any such payments, the Agent shall forthwith on demand pay to the relevant Issuer sums equivalent to any amounts paid to it by the relevant Issuer or the Guarantor, as the case may be, for the purposes of such payments.

19.   CONDITIONS OF APPOINTMENT

19.1 The Agent shall be entitled to deal with money paid to it by any Issuer or the Guarantor for the purpose of this Agreement in the same manner as other money paid to a banker by its customers except:

      (a) that it shall not exercise any right of set-off, lien or similar claim in respect thereof;

      (b)   as provided in subclause 19.2 below; and

      (c) that it shall not be liable to account to any Issuer or the Guarantor for any interest thereon.

19.2 In acting hereunder and in connection with the Notes, the Agent and the other Paying Agents shall act solely as agents of the Issuers and the Guarantor and will not thereby assume any obligations towards or relationship of agency or trust for or with any of the owners or holders of the Notes, Receipts, Coupons or Talons.

19.3 The Agent and the other Paying Agents hereby undertake to the Issuers and the Guarantor to perform such obligations and duties, and shall be obliged to perform such duties and only such duties, as are herein, in the Conditions and in the Procedures Memorandum specifically set forth, and no implied duties or obligations shall be read into this Agreement or the Notes against the Agent and the other Paying Agents, other than the duty to act honestly and in good faith and to exercise the diligence of a reasonably prudent agent in comparable circumstances.

19.4 The Agent may consult with legal and other professional advisers and the written opinion of such advisers shall be full and complete protection in respect of any action taken, omitted or suffered hereunder in good faith and in accordance with the opinion of such advisers.

19.5 Each of the Agent and the other Paying Agents shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered in reliance upon any instruction, request or order from any Issuer or the Guarantor or any notice, resolution, direction, consent, certificate, affidavit, statement, cable, telex or other paper or document which it reasonably believes to be genuine and to have been delivered, signed or sent by the proper party or parties or upon written instructions from the Issuer or the Guarantor.

19.6 Any of the Agent and the other Paying Agents and their officers, directors and employees may become the owner of, or acquire any interest in, any Notes, Receipts, Coupons or Talons with the same rights that it or he would have if the Agent or the relevant other Paying Agent, as the case may be, concerned were not appointed hereunder, and may engage or be interested in any financial or other transaction with any Issuer or the Guarantor and may act on, or as depositary, trustee or agent for, any committee or body of holders of Notes or Coupons or in connection with any other obligations of any Issuer or the Guarantor as freely as if the Agent or the relevant other Paying Agent, as the case may be, were not appointed hereunder.

19.7 Each Issuer and the Guarantor shall provide the Agent with a certified copy of the list of persons authorised to execute documents and take action on its behalf in connection with this Agreement and shall notify the Agent immediately in writing if any of such persons ceases to be so authorised or if any additional person becomes so authorised together, in the case of an additional authorised person, with evidence satisfactory to the Agent that such person has been so authorised.

20.   COMMUNICATION BETWEEN THE PARTIES

      A copy of all communications relating to the subject matter of this Agreement between any Issuer or the Guarantor and the Noteholders, Receiptholders or Couponholders and any of the Paying Agents (other than the Agent) shall be sent to the Agent by the other relevant Paying Agent.

21.   CHANGES IN AGENT AND OTHER PAYING AGENTS

21.1 Each Issuer and the Guarantor agree that, for so long as any Note is outstanding, or until moneys for the payment of all amounts in respect of all outstanding Notes have been made available to the Agent and have been returned to the relevant Issuer or the Guarantor, as the case may be, as provided herein (whichever is the later):

      (a) so long as any Notes are listed on any Stock Exchange or admitted to listing by any other relevant authority, there will at all times be a Paying Agent (which may be the Agent) with a specified office in such place as may be required by the rules and regulations of such Stock Exchange or other relevant authority; and

      (b) there will at all times be a Paying Agent (which may be the Agent) with its specified office in a country outside the tax jurisdiction of the Issuer; and

      (c)   there will at all times be an Agent; and

      (d) if the conclusions of the ECOFIN Council meeting of 26th-27th November, 2000 are implemented, it will ensure that it maintains a Paying Agent in an EU member state that will not be obliged to withhold or deduct tax pursuant to the relevant Directive.

      In addition, each Issuer and the Guarantor shall forthwith appoint a Paying Agent having a specified office in New York City in the circumstances described in the final paragraph of Condition 5(b). Any termination, appointment or change in the Agent or Paying Agent shall only take effect (other than in the case of insolvency, when it shall be of immediate effect) after not less than 30 nor more than 45 days' prior notice thereof shall have been given to the Noteholders in accordance with Condition 14.

21.2 The Agent may (subject as provided in subclause 21.4 below) at any time resign as Agent by giving at least 90 days' written notice to the Issuers and the Guarantor of such intention on its part, specifying the date on which its desired resignation shall become effective.

21.3 The Agent may (subject as provided in subclause 21.4 below) be removed at any time by the Issuers and the Guarantor on at least 45 days' notice by the filing with it of an instrument in writing signed on behalf of the Issuers and the Guarantor specifying such removal and the date when it shall become effective.

21.4  Any resignation under subclause 21.2 or removal under subclauses 21.3 or
      21.5 shall only take effect upon the appointment by the Issuers and the Guarantor as hereinafter provided, of a successor Agent and (other than in cases of insolvency of the Agent, when such resignation or removal shall become effective immediately) on the expiry of the notice to be given under Clause 23. The Issuers and the Guarantor agree with the Agent that if, by the day falling ten days before the expiry of any notice under subclause 21.2, the Issuers and the Guarantor have not appointed a successor Agent, then the Agent shall be entitled, on behalf of the Issuers and the Guarantor, to appoint as a successor Agent in its place a reputable financial institution of good standing which the Issuer and the Guarantor shall approve (such approval not to be unreasonably withheld or delayed).

21.5 In case at any time the Agent resigns, or is removed, or becomes incapable of acting or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or a substantial part of its property, or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof, or if any order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if a receiver of it or of all or a substantial part of its property is appointed or if any officer takes charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, a successor Agent, which shall be a reputable financial institution of good standing may be appointed by the Issuers and the Guarantor by an instrument in writing filed with the successor Agent. Upon the appointment as aforesaid of a successor Agent and acceptance by the latter of such appointment and (other than in case of insolvency of the Agent when it shall be of immediate effect) upon expiry of the notice to be given under Clause 23 the Agent so superseded shall cease to be the Agent hereunder.

21.6 Subject to subclause 21.1, the Issuers and the Guarantor may, after prior consultation with the Agent, terminate the appointment of any of the other Paying Agents at any time and/or appoint one or more further other Paying Agents by giving to the Agent, and to the relevant other Paying Agent at least 45 days' notice in writing to that effect (other than in the case of insolvency of the other Paying Agent).

21.7 Subject to subclause 21.1, all or any of the Paying Agents may resign their respective appointments hereunder at any time by giving the Issuers, the Guarantor and the Agent at least 45 days' written notice to that effect.

21.8 Upon its resignation or removal becoming effective, the Agent or the relevant Paying Agent:

      (a) shall forthwith transfer all moneys held by it hereunder and, if applicable, the records referred to in clauses 12.4 and 13.7 to the successor Agent hereunder; and

      (b) shall be entitled to the payment by the Issuers or the Guarantor of its commissions, fees and expenses for the services therefore rendered hereunder in accordance with the terms of Clause 16.

21.9 Upon its appointment becoming effective, a successor Agent and any new Paying Agent shall, without further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor or, as the case may be, a Paying Agent with like effect as if originally named as Agent or (as the case may be) a Paying Agent hereunder.

22.   MERGER AND CONSOLIDATION

      Any corporation into which the Agent or any other Paying Agent may be merged or converted, or any corporation with which the Agent or any of the other Paying Agents may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Agent or any of the other Paying Agents shall be a party, or any corporation to which the Agent or any of the other Paying Agents shall sell or otherwise transfer all or substantially all the assets of the Agent or any other Paying Agent shall, on the date when such merger, conversion, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor Agent or, as the case may be, other Paying Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto, unless otherwise required by the Issuers and the Guarantor, and after the said effective date all references in this Agreement to the Agent or, as the case may be, such other Paying Agent shall be deemed to be references to such corporation. Written notice of any such merger, conversion, consolidation or transfer shall forthwith be given to each Issuer and the Guarantor by the relevant Agent or other Paying Agent.

23.   NOTIFICATION OF CHANGES TO PAYING AGENTS

      Following receipt of notice of resignation from the Agent or any other Paying Agent and forthwith upon appointing a successor Agent or, as the case may be, further or other Paying Agents or on giving notice to terminate the appointment of any Agent or, as the case may be, other Paying Agent, the Agent (on behalf of and at the expense of the Issuers and the Guarantor) shall give or cause to be given not more than 45 days' nor less than 30 days' notice thereof to the Noteholders in accordance with the Conditions.

24.   CHANGE OF SPECIFIED OFFICE

      If the Agent or any other Paying Agent determines to change its specified office it shall give to the Issuers, the Guarantor and (if applicable) the Agent written notice of such determination giving the address of the new specified office which shall be in the same city and stating the date on which such change is to take effect, which shall not be less than 45 days thereafter. The Agent (on behalf and at the expense of the Issuers and the Guarantor) shall within 15 days of receipt of such notice (unless the appointment of the Agent or the other relevant Paying Agent, as the case may be, is to terminate pursuant to Clause 21 on or prior to the date of such change) give or cause to be given not more than 45 days' nor less than 30 days' notice thereof to the Noteholders in accordance with the Conditions.

25.   NOTICES

25.1 Any notice or communication given hereunder shall be sufficiently given or served:

      (a) if delivered in person to the relevant address specified on the signature pages hereof or such other address as may be notified by the recipient in accordance with this clause and, if so delivered, shall be deemed to have been delivered at time of receipt; or

      (b) if sent by facsimile to the relevant number specified on the signature pages hereof or such other number as may be notified by the recipient in accordance with this clause and, if so sent, shall be deemed to have been delivered when an acknowledgement of receipt is received.

      Where a communication is received after 5 p.m. local time in the place to which the communication is addressed it shall be deemed to be received and become effective on the next business day.

25.2 A copy of any notice served in accordance with subclause 25.1 above on an Issuer shall be given to the Guarantor at:

      Klybeckstrasse 141
      CH-4002 Basle
      Switzerland

      Telephone:  41 61 636 2740
      Telefax:    41 61 636 6828
      Attention:  Group Treasurer

26.   TAXES AND STAMP DUTIES

      The Issuers and the Guarantor jointly and severally agree to pay any and all stamp and other documentary taxes or duties which may be payable in Germany, the United States of America, the United Kingdom, the Grand Duchy of Luxembourg, Belgium or Switzerland in connection with the execution, delivery, performance and enforcement of this Agreement, the Deed of Covenant or the Deed of Guarantee.

27.   CURRENCY INDEMNITY

      If, under any applicable law and whether pursuant to a judgment being made or registered against any Issuers and/or the Guarantor or in the liquidation, insolvency or analogous process of any Issuer and/or the Guarantor or for any other reason, any payment under or in connection with this Agreement is made or falls to be satisfied in a currency (the OTHER CURRENCY) other than that in which the relevant payment is expressed to be due (the REQUIRED CURRENCY) under this Agreement, then, to the extent that the payment (when converted into the required currency at the rate of exchange on the date of payment or, if it is not practicable for the Agent or the relevant other Paying Agent to purchase the required currency with the other currency on the date of payment, at the rate of exchange as soon thereafter as it is practicable for it to do so or, in the case of a liquidation, insolvency or analogous process at the rate of exchange on the latest date permitted by applicable law for the determination of liabilities in such liquidation, insolvency or analogous process) actually received by the Agent or the relevant other Paying Agent falls short of the amount due under the terms of this Agreement, the relevant Issuer and the Guarantor each undertakes that it shall, as a separate and independent obligation, indemnify and hold harmless the Agent and each other Paying Agent against the amount of such shortfall. For the purpose of this clause, RATE OF EXCHANGE means the rate at which the Agent or the relevant other Paying Agent is able on the relevant date to purchase the required currency with the other currency and shall take into account any premium and other costs of exchange. The parties hereto understand and agree that in the event that the required currency is replaced by the Euro after the date hereof, the Euro will not be considered an OTHER CURRENCY for the purposes of this Clause 27.

28.   AMENDMENTS

      This Agreement may be amended in writing by agreement between the Issuers, the Guarantor, the Agent and the other Paying Agents, but without the consent of any Noteholder, Receiptholder or Couponholder, (i) for the purpose of curing any ambiguity or of curing, correcting or supplementing any defective provision contained herein or complying with mandatory provisions of the law of the jurisdiction in which the Issuer or Guarantor is incorporated or (ii) in any manner which the parties may mutually deem necessary or desirable and which shall not be materially prejudicial to the interests of the Noteholders. The Issuers, the Guarantor and the Agent may also agree any modification pursuant to Condition 15.

29.   DESCRIPTIVE HEADINGS

      The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

30.   CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

31.   GOVERNING LAW AND SUBMISSION TO JURISDICTION

31.1 This Agreement is governed by, and shall be construed in accordance with, the laws of England.

31.2 Each party hereto hereby irrevocably agrees, for the exclusive benefit of the other parties hereto, that the courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceedings (together referred to as PROCEEDINGS) arising out of or in connection with this Agreement may be brought in such courts. Each party hereto hereby irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any such Proceedings in any such court and any claim that any such Proceedings have been brought in an inconvenient forum and hereby further irrevocably agrees that a judgment in any such Proceedings brought in the English courts shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction (subject to the laws of the jurisdiction in which enforcement is sought). Nothing contained in this clause shall limit any right to take Proceedings against any party hereto in any other court of competent jurisdiction (outside the Contracting States as defined in section 1(3) of the Civil Jurisdiction and Judgments Act 1982), nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not (subject to the laws of the relevant jurisdictions). Each of CIBA US, CIBA Germany, CIBA Bermuda and the Guarantor each hereby appoints CIBA UK as its agent for service of process, and undertakes that, in the event of CIBA UK ceasing so to act or ceasing to be registered in England, it will appoint another person, as the Agent may approve, as its agent for service of process in England in respect of any Proceedings. The Replacement Agent hereby appoints the Agent as its agent for service of process, and undertakes that, in the event of the Agent ceasing so to act or ceasing to be registered in England, it will appoint another person, as the Guarantor may approve, as its agent for service of process in England in respect of any Proceedings. Nothing herein shall affect the right to serve process in any other manner permitted by law.

32.   COUNTERPARTS

      This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

                                   APPENDIX 1

                      FORM OF CALCULATION AGENCY AGREEMENT

                          CALCULATION AGENCY AGREEMENT

                               DATED [      ], 2[ ]




                         [CIBA SPECIALTY CHEMICALS PLC/
                      CIBA SPECIALTY CHEMICALS CORPORATION/
               CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH/
                   CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.]
                                    AS ISSUER

                                     - AND -

                      CIBA SPECIALTY CHEMICALS HOLDING INC.
                                  AS GUARANTOR

                               U.S. $2,000,000,000
                          EURO MEDIUM TERM NOTE PROGRAM

                              [ALLEN & OVERY LOGO]
                                     LONDON

                          CALCULATION AGENCY AGREEMENT

                                 IN RESPECT OF A

                          EURO MEDIUM TERM NOTE PROGRAM

THIS AGREEMENT is made on [        ], 2[ ] BETWEEN:

(1)   [CIBA SPECIALTY CHEMICALS CORPORATION of 560 White Plains Road,
      Tarrytown, New York 10591-9005, United States/CIBA SPECIALTY CHEMICALS PLC of Hulley Road, Macclesfield, Cheshire SK10 2NX/CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH of Chemiestrasse D-68623 Lampertheim, Germany/CIBA SPECIALTY CHEMICALS EUROFINANCE LTD. of Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda] (the ISSUER);

(2) CIBA SPECIALTY CHEMICALS HOLDING INC. of Klybeckstrase 141, CH-4002 Basle, Switzerland (the GUARANTOR); and

(3)   [           ] of [                        ] (the CALCULATION AGENT,
      which expression shall include its successor or       successors for
      the time being as calculation agent hereunder).

WHEREAS:

(A) The Issuer, the Guarantor and certain other subsidiaries of the Guarantor have entered into an amended and restated program agreement with the Dealers named therein dated 27th March, 2003 under which the Issuer and such other subsidiaries may issue Euro Medium Term Notes (NOTES).

(B) The Notes will be issued subject to and with the benefit of an amended and restated agency agreement (the AGENCY AGREEMENT) dated 27th March, 2003 and entered into between the Issuer, the Guarantor, such other subsidiaries, JPMorgan Chase Bank as Agent (the AGENT which expression shall include its successor or successors for the time being under the Agency Agreement) and the other parties named therein.

NOW IT IS HEREBY AGREED that:

1.    APPOINTMENT OF THE CALCULATION AGENT

      The Issuer and the Guarantor hereby appoint [ ] as Calculation Agent in respect of each Series of Notes described in the Schedule hereto (the RELEVANT NOTES) for the purposes set out in Clause 2 below, all upon the provisions hereinafter set out. The agreement of the parties hereto that this Agreement is to apply to each Series of Relevant Notes shall be evidenced by the manuscript annotation and signature in counterpart of the Schedule hereto.

2.    DUTIES OF CALCULATION AGENT

      The Calculation Agent shall in relation to each Series of Relevant Notes perform all the functions and duties imposed on the Calculation Agent by the terms and conditions of the Relevant Notes (the CONDITIONS) including endorsing the Schedule hereto appropriately in relation to each Series of Relevant Notes.

3.    EXPENSES

      Save as provided in Clause 4 below, the Calculation Agent shall bear all expenses incurred by it in connection with its said services.

4.    INDEMNITY

4.1 The Issuer and the Guarantor shall jointly and severally indemnify and keep indemnified the Calculation Agent, its directors, officers, employees and agents against any losses, liabilities, claims, actions or demands and any reasonable out-of-pocket costs and expenses which it may incur or which may be made against it by third parties as a result of or in connection with its appointment or the exercise of its powers and duties under this Agreement except such as may result from its own default, negligence or bad faith or that of its officers, directors, employees or agents or the breach by it of the terms of this Agreement. The Issuer and the Guarantor must be notified immediately of such claims, actions or demands and be invited and permitted to participate in the defence thereof.

4.2 The Calculation Agent shall indemnify each of the Issuer and the Guarantor and each of their officers, directors, employees and agents against any losses, liabilities, claims, actions or demands and any reasonable out-of-pocket costs and expenses which it may incur or which may be made against it as a direct result of the breach by the Calculation Agent of the terms of this Agreement or its default, negligence or bad faith or that its agents, officers, directors or employees. The Calculation Agent must be notified immediately of such claims, actions or demands and be invited and permitted to participate in the defence thereof.

5.    CONDITIONS OF APPOINTMENT

5.1 In acting hereunder and in connection with the Relevant Notes the Calculation Agent shall act as agent of the Issuer and the Guarantor and shall not thereby assume any obligations towards or relationship of agency or trust for or with any of the owners or holders of the Relevant Notes or the receipts or coupons (if any) appertaining thereto (the RECEIPTS and the COUPONS, respectively).

5.2 In relation to each issue of Relevant Notes the Calculation Agent shall be obliged to perform such duties and only such duties as are herein and in the Conditions specifically set forth and no implied duties or obligations shall be read into this Agreement or the Conditions against the Calculation Agent, other than the duty to act honestly and in good faith and to exercise the diligence of a reasonably prudent agent in comparable circumstances.

5.3 The Calculation Agent may consult with legal and other professional advisers and the written opinion of such advisers shall be full and complete protection in respect of any action taken, omitted or suffered hereunder in good faith and in accordance with the opinion of such advisers.

5.4 The Calculation Agent shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered in reliance upon any instruction, request or order from the Issuer or the Guarantor or any notice, resolution, direction, consent, certificate, affidavit, statement, cable, telex or other paper or document which it reasonably believes to be genuine and to have been delivered, signed or sent by the proper party or parties or upon written instructions from the Issuer or the Guarantor.

5.5 The Calculation Agent and any of its officers, directors and employees may become the owner of, or acquire any interest in, any Notes, Receipts or Coupons (if any) with the same rights that it or he would have if the Calculation Agent were not appointed hereunder, and may engage or be interested in any financial or other transaction with the Issuer or the Guarantor and may act on, or as depositary, trustee or agent for, any committee or body of holders of Notes or Coupons (if any) or in connection with any other obligations of the Issuer or the Guarantor as freely as if the Calculation Agent were not appointed hereunder.

6.    TERMINATION OF APPOINTMENT

6.1 The Issuer and the Guarantor may terminate the appointment of the Calculation Agent at any time by giving to the Calculation Agent at least 45 days' prior written notice to that effect, provided that, so long as any of the Relevant Notes is outstanding:

      (a) such notice shall not expire less than 45 days before any date upon which any payment is due in respect of any Relevant Notes; and

      (b) notice shall be given in accordance with the Conditions to the holders of the Relevant Notes at least 30 days prior to any removal of the Calculation Agent.

6.2 Notwithstanding the provisions of subclause 6.1 above, if at any time:

      (a) the Calculation Agent becomes incapable of acting, or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or any substantial part of its property, or it admits in writing its inability to pay or meet its debts as they may mature or suspends payment thereof, or if any order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if a receiver of it or of all or a substantial part of its property is appointed or if any officer takes charge or control of the Calculation Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

      (b) the Calculation Agent fails duly to perform any function or duty imposed upon it by the Conditions and this Agreement,

      the Issuer and the Guarantor may forthwith without notice terminate the appointment of the Calculation Agent, in which event notice thereof shall be given to the holders of the Relevant Notes in accordance with the Conditions as soon as practicable thereafter.

6.3 The termination of the appointment pursuant to subclause 6.1 or 6.2 above of the Calculation Agent hereunder shall not entitle the Calculation Agent to any amount by way of compensation but shall be without prejudice to any amount then accrued due.

6.4 The Calculation Agent may resign its appointment hereunder at any time by giving to the Issuer and the Guarantor at least 90 days' prior written notice to that effect. Following receipt of a notice of resignation from the Calculation Agent, the Issuer or the Guarantor shall promptly give notice thereof to the holders of the Relevant Notes in accordance with the Conditions.

6.5 Notwithstanding the provisions of subclauses 6.1, 6.2 and 6.4 above, so long as any of the Relevant Notes is outstanding, the termination of the appointment of the Calculation Agent (whether by the Issuer, the Guarantor or by the resignation of the Calculation Agent) shall not be effective unless upon the expiry of the relevant notice a successor Calculation Agent has been appointed.

6.6 Any successor Calculation Agent appointed hereunder shall execute and deliver to its predecessor, the Issuer and the Guarantor an instrument accepting such appointment hereunder, and thereupon such a successor Calculation Agent, without further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as the Calculation Agent hereunder.

6.7 If the appointment of the Calculation Agent hereunder is terminated (whether by the Issuer and the Guarantor or by the resignation of the Calculation Agent), the Calculation Agent shall on the date on which such termination takes effect deliver to the successor Calculation Agent any records concerning the Relevant Notes maintained by it (and copies of such documents and records as it is obliged by law or regulation to retain but except such documents it is required by law not to release), but shall have no other duties or responsibilities hereunder.

6.8 Any corporation into which the Calculation Agent may be merged or converted, or any corporation with which the Calculation Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Calculation Agent shall be a party, or any corporation to which the Calculation Agent shall sell or otherwise transfer all or substantially all of its assets shall, on the date when such merger, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor Calculation Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, unless otherwise required by the Issuer and the Guarantor, and after the said effective date all references in this Agreement to the Calculation Agent shall be deemed to be references to such corporation. Written notice of any such merger, conversion, consolidation or transfer shall forthwith be given to the Issuer, the Guarantor and the Agent.

6.9 Upon giving notice of the intended termination of the appointment of the Calculation Agent, the Issuer and the Guarantor shall use all reasonable endeavours to appoint a further financial institution of good standing as successor Calculation Agent.

7.    NOTICES

      Any notice or communication given hereunder shall be sufficiently given or served:

      (a) if delivered in person to the relevant address specified on the signature pages hereof or such other address as may be notified by the recipient in accordance with this clause and, if so delivered, shall be deemed to have been delivered at time of receipt; or

      (b) if sent by facsimile to the relevant number specified on the signature pages hereof or such other number as may be notified by the recipient in accordance with this clause and, if so sent, shall be deemed to have been delivered when an acknowledgement of receipt is received (in the case of facsimile).

      Where a communication is received after 5 p.m. local time in the place to which the communication is addressed it shall be deemed to be received and become effective on the next business day.

8.    DESCRIPTIVE HEADINGS AND COUNTERPARTS

8.1 The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

8.2 This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement and any party may enter into this Agreement by executing a counterpart.

9.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

10.   GOVERNING LAW AND SUBMISSION TO JURISDICTION

10.1 This Agreement is governed by, and shall be construed in accordance with, the laws of England.

10.2 Each party hereto hereby irrevocably agrees, for the exclusive benefit of the other parties hereto, that the courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceedings (together referred to as PROCEEDINGS) arising out of or in connection with this Agreement may be brought in such courts. Each party hereto hereby irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any such Proceedings in any such court and any claim that any such Proceedings have been brought in an inconvenient forum and hereby further irrevocably agrees that a judgment in any such Proceedings brought in the English courts shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction (subject to the laws of the jurisdiction in which enforcement is sought). Nothing contained in this clause shall limit any right to take Proceedings against any party in any other court of competent jurisdiction (outside the Contracting States, as defined in section 1(3) of the Civil Jurisdiction and Judgments Act 1982), nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not (subject to the laws of the relevant jurisdictions). The [Issuer and the] Guarantor [each] hereby appoints the [Issuer/CIBA Specialty Chemicals PLC] as its agent for service of process, and undertakes that, in the event of [the Issuer/CIBA Specialty Chemicals PLC] ceasing so to act or ceasing to be registered in England, it will appoint another person, as the Calculation Agent may approve, as its agent for the service of process in England in respect of any Proceedings. [The Calculation Agent hereby appoints [ ] as its agent for service of process, and undertakes that, in the event of [ ] ceasing so to act or ceasing to be registered in England, it will appoint another person, as the relevant Issuer or the Guarantor may approve, as its agent for service of process in England in respect of any Proceedings]. Nothing herein shall affect the right to serve process in any manner permitted by law.

IN WITNESS whereof this Agreement has been entered into the day and year first above written.

                SCHEDULE TO THE CALCULATION AGENCY AGREEMENT


                                            TITLE AND      ANNOTATION BY
                   ISSUE      MATURITY      NOMINAL        CALCULATION
SERIES NUMBER      DATE       DATE          AMOUNT         AGENT/ISSUER
-------------      ----       ----          ------         ------------



ISSUER



[CIBA SPECIALTY CHEMICALS CORPORATION
560 White Plains Road
PO Box 2005
Tarrytown, New York
10591-9005

Telephone:  001 914 785 2000
Telefax:    001 914 785 2650
Attention:  Treasurer]/



[CIBA SPECIALTY CHEMICALS PLC
Hulley Road
Macclesfield
Cheshire
SK10 2NX

Telephone:  44 1 625 888 220
Telefax:    44 1 625 888 380
Attention:  Treasurer]/



[CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH
Chemiestrasse
D-68623 Lampertheim
Germany

Telephone:  00 49 6206 152 810
Telefax:    00 49 6206 152 816
Attention:  Treasurer]



[CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.
c/o Reid Management Limited
4th Floor
Windsor Place
22 Queen Street
PO Box HM1179
Hamilton HMEX
Bermuda

Telephone:  +441 296 3695
Telefax:    +441 295 3328
Attention:  Tamara Lewis/Adrian Arnold]

By:

GUARANTOR


CIBA SPECIALTY CHEMICALS HOLDING INC.
Klybeckstrasse 141
CH-4002 Basle
Switzerland

Telephone:  00 41 61 636 2740
Telefax No: 00 41 61 636 6828
Attention:  Group Treasurer

By:                           By:



      CALCULATION AGENT

[

                  ]

Telephone:  [           ]
Telefax No: [           ]
Attention:  [           ]

                                   SCHEDULE 1

                        TERMS AND CONDITIONS OF THE NOTES

                  (TO BE INCLUDED FROM FINAL OFFERING CIRCULAR)

                                      AGENT

                               JPMORGAN CHASE BANK
                                  TRINITY TOWER
                              9 THOMAS MORE STREET
                                 LONDON E1W 1YT

                                  PAYING AGENT

                        J.P. MORGAN BANK LUXEMBOURG S.A.
                                  5 RUE PLAETIS
                                L-2338 LUXEMBOURG

and/or such other or further Agent and other or further Paying Agents and/or specified offices as may from time to time be duly appointed by the Issuer and the Guarantor and notice of which has been given to the Noteholders.

                                   SCHEDULE 2

       FORMS OF GLOBAL AND DEFINITIVE NOTES, RECEIPTS, COUPONS AND TALONS

                                     PART 1

                          FORM OF TEMPORARY GLOBAL NOTE

THIS GLOBAL NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), AND MAY NOT BE OFFERED, SOLD OR DELIVERED WITHIN THE UNITED STATES OR TO OR FOR THE BENEFIT OF U.S. PERSONS OTHER THAN PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. TERMS USED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(B)(4) OF THE INTERNAL REVENUE CODE OF THE UNITED STATES AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(B)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](1)

[ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE OF THE UNITED STATES) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](2)

                      [CIBA SPECIALTY CHEMICALS CORPORATION
   (a company incorporated under the laws of the State of Delaware, U.S.A.)/

                          CIBA SPECIALTY CHEMICALS PLC
           (a company incorporated with limited liability in England)/

                CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH
           (a company incorporated with limited liability in Germany)/

                    CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.
           (a company incorporated with limited liability in Bermuda)]

                  unconditionally and irrevocably guaranteed by

                      CIBA SPECIALTY CHEMICALS HOLDING INC.
         (a company incorporated with limited liability in Switzerland)


--------
1 This legend to appear on Notes issued by Ciba Specialty Chemicals Corporation with a maturity of 183 days or less.

2     This legend to appear on all Notes with a maturity of more than 183 days.

                              TEMPORARY GLOBAL NOTE

This Global Note is a Temporary Global Note in respect of a duly authorised issue of Euro Medium Term Notes (the NOTES) of [Ciba Specialty Chemicals Corporation/Ciba Specialty Chemicals PLC/Ciba Spezialitatenchemie Holding Deutschland GmbH/Ciba Specialty Chemicals Eurofinance Ltd.] (the ISSUER) described, and having the provisions specified, in the Pricing Supplement attached hereto (the PRICING SUPPLEMENT). Payments in respect of the Notes have been unconditionally and irrevocably guaranteed by Ciba Specialty Chemicals Holding Inc. (the GUARANTOR). References herein to the Conditions shall be to the Terms and Conditions of the Notes as set out in Schedule 1 to the Agency Agreement (as defined below) as modified and supplemented by the information set out in the Pricing Supplement, but in the event of any conflict between the provisions of that Schedule and the information set out in the Pricing Supplement, the Pricing Supplement will prevail.

Words and expressions defined or set out in the Conditions and/or the Pricing Supplement shall bear the same meaning when used herein.

This Global Note is issued subject to, and with the benefit of, the Conditions and an amended and restated Agency Agreement (the AGENCY AGREEMENT, which expression shall be construed as a reference to that agreement as the same may be amended, supplemented or restated from time to time) dated 27th March, 2003 and made between, inter alia, the Issuer, the Guarantor, JPMorgan Chase Bank (the AGENT) and the other agents named therein.

For value received the Issuer, subject to and in accordance with the Conditions, promises to pay to the bearer hereof on each Instalment Date (if the Notes are repayable in instalments) and on the Maturity Date and/or on such earlier date(s) as all or any of the Notes represented by this Global Note may become due and repayable in accordance with the Conditions, the amount payable under the Conditions in respect of such Notes on each such date and to pay interest (if any) on the nominal amount of the Notes from time to time represented by this Global Note calculated and payable as provided in the Conditions together with any other sums payable under the Conditions, upon presentation and, at maturity, surrender of this Global Note at the office of the Agent at Trinity Tower, 9 Thomas More Street, London E1W 1YT or at the specified office of any of the other paying agents located outside the United States (except as provided in the Conditions) from time to time appointed by the Issuer and the Guarantor in respect of the Notes, but in each case subject to the requirements as to certification provided herein. On any redemption or payment of an instalment or interest being made in respect of, or purchase and cancellation of, any of the Notes represented by this Global Note details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered by or on behalf of the Issuer in Schedule 1 hereto and the relevant space in Schedule 1 hereto recording any such redemption, payment or purchase and cancellation (as the case may be) shall be signed by or on behalf of the Issuer.

Upon any such redemption, payment of an instalment or purchase and cancellation, as aforesaid, the nominal amount of the Notes represented by this Global Note shall be reduced by the nominal amount of such Notes so redeemed or purchased and cancelled or the amount of such instalment. The nominal amount of the Notes represented by this Global Note following any such redemption, payment of an instalment or purchase and cancellation as aforesaid or any exchange as referred to below shall be the nominal amount most recently entered by or on behalf of the Issuer in the relevant column in Part 2, 3 or 4 of Schedule 1 or Schedule 2 hereto.

Prior to the Exchange Date (as defined below), all payments (if any) on this Global Note will only be made to the bearer hereof to the extent that there is presented to the Agent by Clearstream, Luxembourg or Euroclear a certificate, substantially in the form set out in Schedule 3 hereto, to the effect that it has received from or in respect of a person entitled to a particular nominal amount of the

Notes (as shown by its records) a certificate in or substantially in the form of Certificate "A" as set out in Schedule 3 hereto. The bearer of this Global Note will not be entitled to receive any payment of interest hereon due on or after the Exchange Date unless upon due certification exchange of this Global Note is improperly withheld or refused.

On or after the date (the EXCHANGE DATE) which is 40 days after the later of the Issue Date and completion of the distribution of the Tranche of Notes represented by this Global Note or such later date specified in the Pricing Supplement, this Global Note may be exchanged in whole or in part (free of charge) for, as specified in the Pricing Supplement, either security printed Definitive Notes and (if applicable) Coupons, Receipts and Talons in the form set out in Parts 3, 4, 5 and 6 respectively of Schedule 2 to the Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Notes and (if applicable) Coupons, Receipts and Talons and the Pricing Supplement (or the relevant provisions of the Pricing Supplement) have been either endorsed on or attached to such Definitive Notes) or a Permanent Global Note in or substantially in the form set out in Part 2 of
Schedule 2 to the Agency Agreement (together with the Pricing Supplement attached thereto) upon notice being given by Euroclear and/or Clearstream, Luxembourg acting on the instructions of any holder of an interest in this Global Note and subject, in the case of Definitive Notes, to such notice period as is specified in the Pricing Supplement.

If Definitive Notes and (if applicable) Coupons, Receipts and/or Talons have already been issued in exchange for all the Notes represented for the time being by the Permanent Global Note, then this Global Note may only thereafter be exchanged for Definitive Notes and (if applicable) Coupons, Receipts and/or Talons pursuant to the terms hereof.

Presentation of this Global Note for exchange shall be made by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in London at the office of the Agent specified above. The Issuer shall procure that the Definitive Notes or (as the case may be) the Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Global Note in respect of which there shall have been presented to the Agent by Euroclear or Clearstream, Luxembourg a certificate, substantially in the form set out in Schedule 3 hereto, to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular nominal amount of the Notes (as shown by its records) a certificate from such person in or substantially in the form of Certificate "A" as set out in Schedule 3 hereto.

On an exchange of the whole of this Global Note, this Global Note shall be surrendered to the Agent. On an exchange of part only of this Global Note, details of such exchange shall be entered by or on behalf of the Issuer in
Schedule 2 hereto and the relevant space in Schedule 2 hereto recording such exchange shall be signed by or on behalf of the Issuer, whereupon the nominal amount of this Global Note and the Notes represented by this Global Note shall be reduced by the nominal amount so exchanged. On any exchange of this Global Note for a Permanent Global Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule 2 to the Permanent Global Note and the relevant space in Schedule 2 thereto recording such exchange shall be signed by or on behalf of the Issuer.

Until the exchange of the whole of this Global Note as aforesaid, the bearer hereof shall in all respects (except as otherwise provided herein) be entitled to the same benefits as if he were the bearer of Definitive Notes and the relative Coupons, Receipts and/or Talons (if any) in the forms set out in Parts 3, Part 4, Part 5 and Part 6, respectively, of Schedule 2 to the Agency Agreement.

In the event that this Global Note (or any part hereof) has become due and repayable in accordance with the Conditions or that the Maturity Date has occurred and, in either case, payment in full of the amount due has not been made to the bearer in accordance with the foregoing then, unless within the period of fifteen days commencing on the relevant due date payment in full of the amount due in respect of this Global Note is received by the bearer in accordance with the foregoing, this Global Note will become void at 8.00 p.m. (London time) on such fifteenth day and the bearer will have no further rights under this Global Note (but without prejudice to the rights which the bearer or any other person may have under the amended and restated Deed of Covenant executed, inter alia, by the Issuer on 27th March, 2003 in respect of the Euro Medium Term Notes issued under the Program Agreement pursuant to which this Global Note is issued).

No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

This Global Note is governed by, and shall be construed in accordance with, English law.

This Global Note shall not be valid unless authenticated by the Agent.

IN WITNESS whereof the Issuer has caused this Global Note to be duly executed on its behalf.

[CIBA SPECIALTY CHEMICALS CORPORATION/
CIBA SPECIALTY CHEMICALS PLC/
CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH/
CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.]
By: .............................
Authorised Signatory

Authenticated without recourse,
warranty or liability by

JPMORGAN CHASE BANK

By: ..........................
Authorised Signatory

                    SCHEDULE ONE TO THE TEMPORARY GLOBAL NOTE

                                     PART I

                                INTEREST PAYMENTS

              Total amount of      Amount of         Confirmation of payment on
Date made     interest payable     interest paid     behalf of the Issuer
---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

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---------     ----------------     -------------     --------------------------

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---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

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---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

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---------     ----------------     -------------     --------------------------

                                     PART II

                          PAYMENT OF INSTALMENT AMOUNTS

                                                           Remaining nominal
                                                           amount of this
              Total amount of                              Global Note           Confirmation of
              Instalment          Amount of Instalment     following such        payment on behalf
Date made     Amounts payable     Amounts paid             payment*              of the Issuer
---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------

---------     ---------------     --------------------     -----------------     ---------------


--------

* See most recent entry in Part 2, 3 or 4 of Schedule One or Schedule Two in order to determine this amount.

                                    PART III

                                   REDEMPTIONS

                                                       Remaining nominal
                                                       amount of this        Confirmation
                                                       Global Note           of redemption
              Total amount of       Amount of          following such        on behalf of
Date made     principal payable     Principal paid     redemption*           the Issuer
---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------


--------
* See most recent entry in Part 2, 3 or 4 of Schedule One or Schedule Two in order to determine this amount.

                                     PART IV

                           PURCHASES AND CANCELLATIONS

                                        Remaining nominal
                 Part of nominal        amount of this          Confirmation of
                 amount of this         Global Note             purchase and
                 Global Note            following such          cancellation on
                 purchased and          purchase and            behalf of the
Date made        cancelled              cancellation*           Issuer
---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

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---------        ---------------        -----------------       ---------------

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---------        ---------------        -----------------       ---------------

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---------        ---------------        -----------------       ---------------

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---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------


--------

* See most recent entry in Part 2, 3 or 4 of Schedule One or Schedule Two in order to determine this amount.

                    SCHEDULE TWO TO THE TEMPORARY GLOBAL NOTE

                                    EXCHANGES
                  FOR DEFINITIVE NOTES OR PERMANENT GLOBAL NOTE

The following exchanges of a part of this Global Note for Definitive Notes or a Permanent Global Note have been made:


                Nominal amount of
                this Global Note        Remaining nominal
                exchanged for           amount of this
                Definitive Notes        Global Note             Notation made on
                or a Permanent          following such          behalf of the
Date made       Global Note             exchange *              Issuer
---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------


--------

* See most recent entry in Part 2, 3 or 4 of Schedule One or Schedule Two in order to determine this amount.

                   SCHEDULE THREE TO THE TEMPORARY GLOBAL NOTE

                     FORM OF CERTIFICATE TO BE PRESENTED BY
                      EUROCLEAR OR CLEARSTREAM, LUXEMBOURG

                     [CIBA SPECIALTY CHEMICALS CORPORATION/
                          CIBA SPECIALTY CHEMICALS PLC/
               CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH/
                   CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.]


                              [Title of Securities]

                                (the SECURITIES)

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a beneficial interest in a portion of the principal amount set forth below (our MEMBER ORGANISATIONS) substantially to the effect set forth in the Agency Agreement, as of the date hereof, [ ] principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (UNITED STATES PERSONS), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Sections 1.165-12(c)(1)(iv)) (FINANCIAL INSTITUTIONS) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, UNITED STATES means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; and its POSSESSIONS include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the ACT) then this is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect that the Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated:  [           ], 2[  ]*
                                          Yours faithfully,

                                          [Euroclear Bank S.A./N.V.
                                          as operator of the Euroclear
                                          System]

                                          or

                                          [Clearstream Banking, societe anonyme]

                                          By:


----------
*     To be dated no earlier than the Exchange Date.

                                 CERTIFICATE "A"

                     [CIBA SPECIALTY CHEMICALS CORPORATION/
                          CIBA SPECIALTY CHEMICALS PLC/
               CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH/
                   CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.]


                              [Title of Securities]

                                (the SECURITIES)

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (UNITED STATES PERSON(S)), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (FINANCIAL INSTITUTIONS) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the ACT) then this is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, the Securities are beneficially owned by
(a) a non-U.S. person(s) or (b) a U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act. As used in this paragraph, the term U.S. PERSON has the meaning given to it by Regulation S under the Act.

As used herein, UNITED STATES means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; and its POSSESSIONS include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [ ] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any right or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated: [         ], [  ]*

Name of Person Making Certification

By:


----------
*     To be dated no earlier than the fifteenth day prior to the Exchange Date.

                                     PART 2

                          FORM OF PERMANENT GLOBAL NOTE

THE GLOBAL NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), AND MAY NOT BE OFFERED, SOLD OR DELIVERED WITHIN THE UNITED STATES OR TO OR FOR THE BENEFIT OF U.S. PERSONS OTHER THAN PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. TERMS USED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(B)(4) OF THE INTERNAL REVENUE CODE OF THE UNITED STATES AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(B)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](1)

[ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE OF THE UNITED STATES) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](2)

                     [CIBA SPECIALTY CHEMICALS CORPORATION.]
    (a company incorporated under the laws of the State of Delaware, U.S.A.)/

                          CIBA SPECIALTY CHEMICALS PLC
           (a company incorporated with limited liability in England)/

                CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH
           (a company incorporated with limited liability in Germany)/

                    CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.
           (a company incorporated with limited liability in Bermuda)]

                  unconditionally and irrevocably guaranteed by

                      CIBA SPECIALTY CHEMICALS HOLDING INC.
         (a company incorporated with limited liability in Switzerland)

                              PERMANENT GLOBAL NOTE

This Global Note is a Permanent Global Note in respect of a duly authorised issue of Euro Medium Term Notes (the NOTES) of [Ciba Specialty Chemicals Corporation/Ciba Specialty Chemicals PLC/Ciba Spezialitatenchemie Holding Deutschland GmbH/Ciba Specialty Chemicals Eurofinance Ltd.] (the ISSUER) described, and having the provisions specified, in the Pricing Supplement or Pricing Supplements attached hereto (together the PRICING SUPPLEMENT). Payments in respect of the Notes

----------
1 This legend to appear on Notes issued by Ciba Specialty Chemicals Corporation with a maturity of 183 days or less.

2     This legend to appear on all Notes with a maturity of more than 183 days.

have been unconditionally and irrevocably guaranteed by Ciba Specialty Chemicals Holding Inc. (the GUARANTOR). References herein to the Conditions shall be to the Terms and Conditions of the Notes as set out in Schedule 1 to the Agency Agreement (as defined below) as modified and supplemented by the information set out in the Pricing Supplement, but in the event of any conflict between the provisions of that Schedule and the information set out in the Pricing Supplement, the Pricing Supplement will prevail.

Words and expressions defined or set out in the Conditions and/or the Pricing Supplement shall bear the same meaning when used herein.

This Global Note is issued subject to, and with the benefit of, the Conditions and an amended and restated Agency Agreement (the AGENCY AGREEMENT, which expression shall be construed as a reference to that agreement as the same may be amended, supplemented or restated from time to time) dated 27th March, 2003 and made between, inter alia, the Issuer, the Guarantor, JPMorgan Chase Bank (the AGENT) and the other agents named therein.

For value received the Issuer, subject to and in accordance with the Conditions, promises to pay to the bearer hereof on each Instalment Date (if the Notes are repayable in instalments) and on the Maturity Date and/or on such earlier date(s) as all or any of the Notes represented by this Global Note may become due and repayable in accordance with the Conditions, the amount payable under the Conditions in respect of such Notes on each such date and to pay interest (if any) on the nominal amount of the Notes from time to time represented by this Global Note calculated and payable as provided in the Conditions together with any other sums payable under the Conditions, upon presentation and, at maturity, surrender of this Global Note at the office of the Agent at Trinity Tower, 9 Thomas More Street, London E1W 1YT or at the specified office of any of the other paying agents located outside the United States (except as provided in the Conditions) from time to time appointed by the Issuer and the Guarantor in respect of the Notes. On any redemption or payment of an instalment or interest being made in respect of, or purchase and cancellation of, any of the Notes represented by this Global Note details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered by or on behalf of the Issuer in Schedule 1 hereto and the relevant space in Schedule 1 hereto recording any such redemption, payment or purchase and cancellation (as the case may be) shall be signed by or on behalf of the Issuer.

Upon any such redemption, payment of an instalment or purchase and cancellation as aforesaid, the nominal amount of the Notes represented by this Global Note shall be reduced by the nominal amount of such Notes so redeemed or purchased and cancelled or the amount of such instalment. The nominal amount of the Notes represented by this Global Note following any such redemption, payment of an instalment or purchase and cancellation as aforesaid, or any exchange as referred to below shall be the nominal amount most recently entered by or on behalf of the Issuer in the relevant column in Part 2, 3 or 4 of Schedule 1 or
Schedule 2 hereto.

On any exchange of the Temporary Global Note issued in respect of the Notes for this Global Note or any part hereof, details of such exchange shall be entered by or on behalf of the Issuer in Schedule 2 hereto and the relevant space in
Schedule 2 hereto recording such exchange shall be signed by or on behalf of the Issuer, whereupon the nominal amount of the Notes represented by this Global Note shall be increased by the nominal amount of the Temporary Global Note so exchanged.

This Global Note may be exchanged in whole but not in part (free of charge), for Definitive Notes and (if applicable) Coupons, Receipts and/or Talons in the form set out in Part 3, Part 4, Part 5 and Part 6 respectively, of Schedule 2 to the Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Notes and (if applicable) Coupons, Receipts and Talons and the Pricing Supplement (or the relevant provisions of the Pricing Supplement) have been endorsed on or attached to such Definitive Notes) either, as specified in the applicable Pricing Supplement:

(a) upon not less than 60 days' written notice being given to the Agent by Euroclear and/or Clearstream, Luxembourg acting on the instructions of any holder of an interest in this Global Note; or

(b)   only upon the occurrence of any Exchange Event.

An EXCHANGE EVENT means an Event of Default has occurred and is continuing;

the Issuer has been notified that either Euroclear or Clearstream, Luxembourg has been closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or has announced an intention permanently to cease business or has in fact done so and no alternative clearing system is available; or

the Issuer has or will become obliged to pay additional amounts as provided for or referred to in Condition 7 which would not be required were the Notes represented by this Global Note in definitive form.

If this Global Note is only exchangeable following the occurrence of an Exchange
Event:

The first notice requesting exchange in accordance with the above provisions shall give rise to the issue of Definitive Notes for the total amount of Notes represented by this Global Note.

Any such exchange as aforesaid will be made upon presentation of this Global Note at the office of the Agent specified above by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in London. The aggregate nominal amount of Definitive Notes issued upon an exchange of this Global Note will be equal to the aggregate nominal amount of this Global Note.

On an exchange of this Global Note, this Global Note shall be surrendered to the Agent.

Until the exchange of this Global Note as aforesaid, the bearer hereof shall in all respects (except as otherwise provided herein) be entitled to the same benefits as if he were the bearer of Definitive Notes and the relative Coupons, Receipts and/or Talons (if any) in the forms set out in Part 3, Part 4, Part 5 and Part 6, respectively, of Schedule 2 to the Agency Agreement.

In the event that this Global Note (or any part hereof) has become due and repayable in accordance with the Conditions or that the Maturity Date has occurred and, in either case, payment in full of the amount due has not been made to the bearer in accordance with the foregoing then, unless within the period of fifteen days commencing on the relevant due date payment in full of the amount due in respect of this Global Note is received by the bearer in accordance with the foregoing, this Global Note will become void at 8.00 p.m. (London time) on such fifteenth day and the bearer will have no further rights under this Global Note (but without prejudice to the rights which the bearer or any other person may have under the amended and restated Deed of Covenant executed by the Issuer on 27th March, 2003 in respect of the Euro Medium Term Notes issued under the Program Agreement pursuant to which this Global Note is issued).

No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

This Global Note is governed by, and shall be construed in accordance with, English law.

This Global Note shall not be valid unless authenticated by the Agent.

IN WITNESS whereof the Issuer has caused this Global Note to be duly executed on its behalf.

[CIBA SPECIALTY CHEMICALS CORPORATION/
CIBA SPECIALTY CHEMICALS PLC/
CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH/
CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.]

By: .........................
   Authorised Signatory

Authenticated without recourse,
warranty or liability by

JPMORGAN CHASE BANK

By: ..........................
Authorised Signatory

                    SCHEDULE ONE TO THE TEMPORARY GLOBAL NOTE

                                     PART I

                                INTEREST PAYMENTS

              Total amount of      Amount of         Confirmation of payment on
Date made     interest payable     interest paid     behalf of the Issuer
---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

---------     ----------------     -------------     --------------------------

                                     PART II

                          PAYMENT OF INSTALMENT AMOUNTS

                                                           Remaining nominal
                                                           amount of this
              Total amount of                              Global Note           Confirmation of
              Instalment          Amount of Instalment     following such        payment on behalf
Date made     Amounts payable     Amounts paid             payment*              of the Issuer
---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------

---------     ---------------     --------------------     -----------------     -----------------


--------

* See most recent entry in Part 2, 3 or 4 of Schedule One or Schedule Two in order to determine this amount.

                                    PART III

                                   REDEMPTIONS

                                                       Remaining nominal
                                                       amount of this        Confirmation
                                                       Global Note           of redemption
              Total amount of       Amount of          following such        on behalf of
Date made     principal payable     Principal paid     redemption*           the Issuer
---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------

---------     -----------------     --------------     -----------------     -------------


--------
* See most recent entry in Part 2, 3 or 4 of Schedule One or Schedule Two in order to determine this amount.

                                     PART IV

                           PURCHASES AND CANCELLATIONS

                                        Remaining nominal
                 Part of nominal        amount of this          Confirmation of
                 amount of this         Global Note             purchase and
                 Global Note            following such          cancellation on
                 purchased and          purchase and            behalf of the
Date made        cancelled              cancellation*           Issuer
---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------

---------        ---------------        -----------------       ---------------


--------

* See most recent entry in Part 2, 3 or 4 of Schedule One or Schedule Two in order to determine this amount.

                   SCHEDULE TWO TO THE PERMANENT GLOBAL NOTE

                             SCHEDULE OF EXCHANGES

The following exchanges affecting the nominal amount of this Global Note have been made:




                Nominal amount of
                Temporary Global        Nominal amount of       Notation made on
                Note exchanged for      this Global Note        behalf of the
Date made       this Global Note        following exchange *    Issuer
---------       -----------------       --------------------    ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------

---------       -----------------       -----------------       ----------------


--------

* See most recent entry in Part 2, 3 or 4 of Schedule One or Schedule Two in order to determine this amount.

                                     PART 3

                            FORM OF DEFINITIVE NOTE

[Face of Note]
     -----------------------------------------------------------------------

     00             000000            [ISIN]           00            000000

    ------------------------------------------------------------------------

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), AND MAY NOT BE OFFERED, SOLD OR DELIVERED WITHIN THE UNITED STATES OR TO OR FOR THE BENEFIT OF U.S. PERSONS OTHER THAN PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. TERMS USED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(B)(4) OF THE INTERNAL REVENUE CODE OF THE UNITED STATES AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(B)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](1)

[ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE OF THE UNITED STATES) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](2)

                [CIBA SPECIALTY CHEMICALS CORPORATION] (a company incorporated under the laws of the State of Delaware, U.S.A.)/

                          CIBA SPECIALTY CHEMICALS PLC
           (a company incorporated with limited liability in England)/

                CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH
           (a company incorporated with limited liability in Germany)/

                    CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.
           (a company incorporated with limited liability in Bermuda)]

                  unconditionally and irrevocably guaranteed by

                      CIBA SPECIALTY CHEMICALS HOLDING INC.
         (a company incorporated with limited liability in Switzerland)

       [Specified Currency and Nominal Amount of Tranche]


--------
1 This legend to appear on Notes issued by Ciba Specialty Chemicals Corporation with a maturity of 183 days or less.

2     This legend to appear on all Notes with a maturity of more than 183 days.

                  EURO MEDIUM TERM NOTES DUE [Year of Maturity]

This Note is one of a duly authorised issue of Euro Medium Term Notes denominated in the Specified Currency maturing on the Maturity Date (the NOTES) of [Ciba Specialty Chemicals Corporation/Ciba Specialty Chemicals PLC/Ciba Spezialitatenchemie Holding Deutschland GmbH/Ciba Specialty Chemicals Eurofinance Ltd.] (the ISSUER). Payments in respect of the Notes have been unconditionally and irrevocably guaranteed by Ciba Specialty Chemicals Holding Inc. (the GUARANTOR). References herein to the Conditions shall be to the Terms and Conditions [endorsed hereon/attached hereto/set out in Schedule 1 to the Agency Agreement (as defined below) which shall be incorporated by reference herein and have effect as if set out herein] as modified and supplemented by the Pricing Supplement (the PRICING SUPPLEMENT) (or the relevant provisions of the Pricing Supplement) endorsed hereon, but in the event of any conflict between the provisions of the Conditions and the information in the Pricing Supplement, the Pricing Supplement will prevail.

This Note is issued subject to, and with the benefit of, the Conditions and an amended and restated Agency Agreement (the AGENCY AGREEMENT, which expression shall be construed as a reference to that agreement as the same may be amended, supplemented or restated from time to time) dated 27th March, 2003 and made between, inter alia, the Issuer, the Guarantor, JPMorgan Chase Bank (the AGENT) and the other agents named therein.

For value received, the Issuer, subject to and in accordance with the Conditions, promises to pay to the bearer hereof [on each Instalment Date and] on the Maturity Date and/or on such earlier date(s) as this Note may become due and repayable in accordance with the Conditions, the amount payable under the Conditions in respect of this Note on each such date and to pay interest (if any) on this Note calculated and payable as provided in the Conditions together with any other sums payable under the Conditions.

These Notes shall be governed by, and construed in accordance with, English law.

This Note shall not be validly issued unless authenticated by the Agent.

IN WITNESS whereof the Issuer has caused this Note to be duly executed on its behalf.

[CIBA SPECIALTY CHEMICALS CORPORATION/
CIBA SPECIALTY CHEMICALS PLC/
CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH/
CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.]

By: .............................
Authorised Signatory

Authenticated without recourse,
warranty or liability by

JPMORGAN CHASE BANK

By: ..........................
Authorised Signatory

                              TERMS AND CONDITIONS

                    [Terms and Conditions to be as set out in
                       Schedule 1 to the Agency Agreement]


                               PRICING SUPPLEMENT

                 [Here to be set out text of Pricing Supplement
                             relating to the Notes]

                                     PART 4

                                 FORM OF COUPON

(Face of Coupon)

                     [CIBA SPECIALTY CHEMICALS CORPORATION/
                          CIBA SPECIALTY CHEMICALS PLC/
               CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH/
                   CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.]

                 [Specified Currency and Nominal Amount Tranche]
                          NOTES DUE [Year of Maturity]
                                 Series No. [ ]

PART A

[FOR FIXED RATE NOTES:-

This Coupon is payable to bearer, separately          Coupon for
negotiable and subject to the Terms and               [    ]
Conditions of the said Notes.                         due on
                                                      [    ]

PART B

[FOR FLOATING RATE NOTES OR INDEXED INTEREST NOTES:-

Coupon for the amount due in accordance with          Coupon due
the Terms and Conditions on the said Notes on         in [     ]
the Interest Payment Date falling in
[     ]].

This Coupon is payable to bearer,
separately negotiable and subject to such Terms and Conditions, under which it may become void before its due date.]

THE NOTE PERTAINING HERETO HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), AND MAY NOT BE OFFERED, SOLD OR DELIVERED WITHIN THE UNITED STATES OR TO OR FOR THE BENEFIT OF U.S. PERSONS OTHER THAN PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. TERMS USED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(B)(4) OF THE INTERNAL REVENUE CODE OF THE UNITED

STATES AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN
SECTION 6049(B)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](1)

[ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE OF THE UNITED STATES) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](2)

------------------------------------------------------------------------
00      000000        [ISIN]    00         000000
------------------------------------------------------------------------


----------
1 This legend to appear on Coupons attaching to Notes issued by Ciba Specialty Chemicals Corporation with a maturity of 183 days or less.

2 This legend to appear on Coupons attaching to Notes issued by Ciba Specialty Chemicals Corporation with a maturity of more than 183 days and all other Coupons.

(Reverse of Coupon)

                                      AGENT

                               JPMORGAN CHASE BANK
                                  TRINITY TOWER
                              9 THOMAS MORE STREET
                                 LONDON E1W 1YT

                                  PAYING AGENT

                        J.P. MORGAN BANK LUXEMBOURG S.A.
                                  5 RUE PLAETIS
                                L-2338 LUXEMBOURG

and/or such other or further Agent and other or further Paying Agents and/or specified offices as may from time to time be duly appointed by the Issuer and the Guarantor and notice of which has been given to the Noteholders.

(On the front)

                                     PART 5

                                 FORM OF RECEIPT

THE NOTE PERTAINING HERETO HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), AND MAY NOT BE OFFERED, SOLD OR DELIVERED WITHIN THE UNITED STATES OR TO OR FOR THE BENEFIT OF U.S. PERSONS OTHER THAN PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. TERMS USED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(B)(4) OF THE INTERNAL REVENUE CODE OF THE UNITED STATES AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(B)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](1)

[ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE OF THE UNITED STATES) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](2)

                     [CIBA SPECIALTY CHEMICALS CORPORATION/
                          CIBA SPECIALTY CHEMICALS PLC/

               CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH/
                   CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.]

               [Specified Currency and Nominal Amount of Tranche]
                 EURO MEDIUM TERM NOTES DUE [Year of Maturity]

                                 Series No. [ ]

Receipt for the sum of [ ] being the instalment of principal payable in accordance with the Terms and Conditions endorsed on the Note to which this Receipt appertains (the CONDITIONS) on [ ].

This Receipt is issued subject to and in accordance with the Conditions which shall be binding upon the holder of this Receipt (whether or not it is for the time being attached to such Note) and is payable at the specified office of the Agent or any of the Paying Agents set out on the reverse of the Note to which this Receipt appertains (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders).

----------
1 This legend to appear on Receipts pertaining to Notes issued by Ciba Specialty Chemicals Corporation with a maturity of 183 days or less.

2 This legend to appear on Receipts pertaining to Notes issued by Ciba Specialty Chemicals Corporation with a maturity of more than 183 days and on all other Receipts.

This Receipt must be presented for payment together with the Note to which it appertains. The Issuer shall have no obligation in respect of any Receipt presented without the Note to which it appertains or any unmatured Receipts.

[CIBA SPECIALTY CHEMICALS CORPORATION/
CIBA SPECIALTY CHEMICALS PLC/
CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH/
CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.]

By:...........................
Authorised Signatory

                                     PART 6

                                  FORM OF TALON

THE NOTE PERTAINING HERETO HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), AND MAY NOT BE OFFERED, SOLD OR DELIVERED WITHIN THE UNITED STATES OR TO OR FOR THE BENEFIT OF U.S. PERSONS OTHER THAN PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. TERMS USED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(B)(4) OF THE INTERNAL REVENUE CODE OF THE UNITED STATES AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(B)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).](1)

[ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE OF THE UNITED STATES) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](2)

(On the front)

                     [CIBA SPECIALTY CHEMICALS CORPORATION/
                          CIBA SPECIALTY CHEMICALS PLC/

               CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH/
                   CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.]

               [Specified Currency and Nominal Amount of Tranche]
                  EURO MEDIUM TERM NOTES DUE [Year of Maturity]

                                 Series No. [ ]

On and after [ ] further Coupons [and a further Talon] appertaining to the Note to which this Talon appertains will be issued at the specified office of the Agent or any of the Paying Agents set out on the reverse hereof (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders) upon production and surrender of this Talon.

This Talon may, in certain circumstances, become void under the Terms and Conditions endorsed on the Notes to which this Talon appertains.

----------
1 This legend to appear on Talons pertaining to Notes issued by Ciba Specialty Chemicals Corporation with a maturity of 183 days or less.

2 This legend to appear on Talons pertaining to Notes issued by Ciba Specialty Chemicals Corporation with a maturity of 183 days and on all other Talons.

[CIBA SPECIALTY CHEMICALS CORPORATION/
CIBA SPECIALTY CHEMICALS PLC/
CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH/
CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.]

By: ...........................
Authorised Signatory

(Reverse of Receipt and Talon)

                                      AGENT

                               JPMORGAN CHASE BANK
                                  TRINITY TOWER
                              9 THOMAS MORE STREET
                                 LONDON E1W 1YT

                                  PAYING AGENT

                        J.P. MORGAN BANK LUXEMBOURG S.A.
                                  5 RUE PLAETIS
                                L-2338 LUXEMBOURG

and/or such other or further Agent and other or further Paying Agents and/or specified offices as may from time to time be duly appointed by the Issuer and the Guarantor and notice of which has been given to the Noteholders.

                                   SCHEDULE 3

                            FORM OF DEED OF GUARANTEE

THIS DEED OF GUARANTEE is made on 27th March, 2003 by CIBA SPECIALTY CHEMICALS HOLDING INC., (the GUARANTOR) in favour of the Relevant Account Holders (as defined in the Deed of Covenant referred to below) and the holders for the time being of the Notes (as defined below) and the interest coupons (if any) appertaining to the Notes (COUPONS), the Coupons being attached on issue to Definitive Note(s) (as defined below). Each Relevant Account Holder, each holder of a Note and each holder of a Coupon is a HOLDER.

WHEREAS:

(A) CIBA SPECIALTY CHEMICALS CORPORATION, CIBA SPECIALTY CHEMICALS PLC, CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH, CIBA SPECIALTY CHEMICALS EUROFINANCE LTD. (the ISSUERS and each an ISSUER) and the Guarantor have entered into an amended and restated Program Agreement (the PROGRAM AGREEMENT, which expression includes the same as it may be amended or supplemented from time to time) dated 27th March, 2003 with the Dealers named therein, which amends and restates the amended and restated program agreement entered into by, inter alia, Ciba Specialty Chemicals Corporation, Ciba Specialty Chemicals PLC and Ciba Spezialitatenchemie Holding Deutschland GmbH dated 30th March, 2001 (the PRINCIPAL PROGRAM AGREEMENT), under which each Issuer proposes from time to time to issue Euro Medium Term Notes (the NOTES, such expression to include each Definitive Note issued by an Issuer and each Global Note issued by an Issuer (where DEFINITIVE NOTE and GLOBAL NOTE have the meanings ascribed thereto in the Agency Agreement defined below) and to include any receipts issued in respect of Notes repayable in instalments);

(B) each Issuer has executed a Deed of Covenant of even date (the DEED OF COVENANT) relating to Global Notes issued by that Issuer pursuant to the Program Agreement;

(C) the Issuers and the Guarantor have entered into an amended and restated agency agreement (the AGENCY AGREEMENT, which expression includes the same as it may be amended or supplemented from time to time) dated 27th March, 2003 with the Paying Agents named therein; and

(D) this Deed of Guarantee amends and restates the amended and restated Deed of Guarantee made by the Guarantor dated 27th March, 2002, and does not affect any Notes issued pursuant to the Principal Program Agreement prior to the date hereof.

NOW THIS DEED WITNESSES as follows:

1. Guarantee: The Guarantor irrevocably and unconditionally undertakes to secure by way of deed poll to each Holder the due and punctual payment as stipulated in an Issuer's Note or Coupon or under its Deed of Covenant, as the case may be. The Guarantor therefore undertakes to pay on first demand of such a Holder, irrespective of the validity and the legal effects of the above mentioned relationship in respect of a Note or Coupon or Deed of Covenant and waiving all rights of objection and defence arising therefrom any amount not paid by the relevant Issuer (including any premium or any other amounts of whatever nature or additional amounts) upon receipt of the written request for payment by such Holder and the confirmation in writing by the Agent that the relevant Issuer has not made such payments on the dates specified and in the amount called under the Guarantee. The Guarantor hereby expressly undertakes and secures that payments under this Guarantee will not be less than as


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      stipulated in an Issuer's Note or Coupon. In implementation of this undertaking and in case Swiss withholding taxes are imposed in respect of payments made under this Guarantee, the Guarantor undertakes, as a separate and independent obligation, to pay an increased amount on the relevant Note or Coupon so that the payment received by the Noteholder or Couponholder shall equal the amount actually stipulated in such Note or Coupon (assuming no such withholding applies).

2. Guarantor's Obligations Continuing: The Guarantor's obligations under this Guarantee are and will remain in full force and effect by way of continuing security until no sum remains payable under any Note, any Coupon or the Deed of Covenant. Furthermore, these obligations of the Guarantor are additional to, and not instead of, any security or other guarantee or indemnity at any time existing in favour of a Holder, whether from the Guarantor or otherwise. The Guarantor irrevocably waives all notices and demands whatsoever, except as provided herein.

3. Repayment to the Issuer: If any payment received by a Holder is, on the subsequent liquidation or insolvency of the relevant Issuer, avoided under any laws relating to liquidation or insolvency, such payment will not be considered as having discharged or diminished the liability of the Guarantor and this Guarantee will continue to apply as if such payment had at all times remained owing by the relevant Issuer.

4. Status of Guarantee: The payment obligations of the Guarantor under this Guarantee constitute direct, unconditional and (subject to Clause 5 below) unsecured obligations of the Guarantor and (subject as aforesaid) rank and will rank pari passu with all other outstanding unsecured and unsubordinated indebtedness and monetary obligations of the Guarantor, present or future, including those in respect of deposits (other than obligations preferred by law).

5. Negative Pledge of the Guarantor: So long as any of the Notes remains outstanding, but not later than the time when payment for the full amount of principal and interest in respect of all outstanding Notes has been duly provided for, the Guarantor will procure that no Indebtedness of the Guarantor which is represented by bonds, notes or other securities which in any such case are listed or capable of being listed on any recognised Stock Exchange will be secured upon any of the present or future assets or revenues of the Guarantor unless all amounts payable under this Guarantee are secured equally and rateably with such other security or such other security or guarantee is granted to the Notes and Coupons as shall have been approved by an Extraordinary Resolution of the Noteholders. Any reference to an obligation being guaranteed shall include a reference to an indemnity being given in respect of payment thereof.

      As used herein INDEBTEDNESS means all indebtedness for money borrowed that is created, assumed, incurred or guaranteed in any manner by the Guarantor or for which the Guarantor is otherwise responsible or liable.

6. Tax Gross-up: All payments in respect of the Notes by the Guarantor shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (TAXES) imposed or levied by or on behalf of Switzerland, or any political sub-division of, or any authority in, or of, Switzerland having power to tax, unless the withholding or deduction of the Taxes is required by law. In that event, the Guarantor will pay such additional amounts as may be necessary in order that the net amounts received by the Noteholders and Couponholders after the withholding or deduction shall equal the respective amounts which would have been receivable in respect of the Notes or, as the case may be, Coupons in the absence of the withholding or deduction;


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      except that no additional amount shall be payable in relation to any payment in respect of any Note or Coupon:

      (a) by or on behalf of a person liable to such tax, duty or charge in respect of such Note, Receipt or Coupon by reason of his having some connection with Switzerland other than the mere holding or ownership of such Note, Receipt or Coupon; and/or

      (b) presented for payment to the relevant Issuer more than 30 days after the Relevant Date (as defined in Condition 7(f) of the Terms and Conditions of the relevant Notes) except to the extent that a holder would have been entitled to additional amounts on presenting the same for payment on the last day of the period of 30 days; and/or

      (c) to, or to a third party on behalf of, a holder who would be able to avoid such withholding or deduction by making a declaration of non-residence or similar claim for exemption but fails to do so; and/or

      (d) where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of 26th-27th November, 2000, or any law implementing or complying with, or introduced in order to conform to, such Directive; and/or

      (e) presented for payment by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting the relevant Note or Coupon to another Paying Agent in a Member State of the EU.

7. Power to execute: The Guarantor hereby warrants, represents and covenants with each Holder that it has all corporate power, and has taken all necessary corporate or other steps, to enable it to execute, deliver and perform this Guarantee, and that this Guarantee constitutes a legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms subject to applicable bankruptcy, reorganisation, insolvency, fraudulent transfer, moratorium and other similar laws affecting creditor's rights generally from time to time in effect, and to general principles of equity, regardless of whether considered in a proceeding in law or at equity.

8. Deposit of Guarantee: This Guarantee shall take effect as a Deed Poll for the benefit of the Holders from time to time and for the time being. This Guarantee shall be deposited with and held by The Chase Manhattan Bank for the benefit of the Holders until all the obligations of the Guarantor hereunder have been discharged in full.

9. Production of Guarantee: The Guarantor hereby acknowledges the right of every Holder to the production of, and the right of every Holder to obtain (upon payment of a reasonable charge) a copy of, this Guarantee, and further acknowledges and covenants that the obligations binding upon it contained herein are owed to, and shall be for the account of, each and every Holder, and that each Holder shall be entitled severally to enforce the said obligations against the Guarantor.

10. Subrogation: Until all amounts which may be payable under the Notes, the Coupons and/or the Deed of Covenant have been irrevocably paid in full, the Guarantor shall not exercise any rights of subrogation in respect of any rights of any Holder or claim in competition with the Holders against the relevant Issuer.

11. Governing Law and Jurisdiction: This Guarantee is governed by and shall be construed in accordance with English law. The Guarantor irrevocably agrees for the benefit of each


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      Holder that the courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Guarantee and that accordingly any suit, action or proceedings arising out of or in connection with this Guarantee (together referred to as PROCEEDINGS) may be brought in the courts of England.

      The Guarantor irrevocably waives any objection which it may have now or hereafter to the laying of the venue of the Proceedings in the courts of England and irrevocably agrees that a final judgment in any Proceedings brought in the courts of England shall be conclusive and binding upon the Guarantor and may be enforced in the courts of any other jurisdiction. Nothing contained in this clause shall limit any right to take Proceedings against the Guarantor in any other court of competent jurisdiction, nor shall the taking of Proceedings in none or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

      No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

      The Guarantor hereby appoints Ciba Specialty Chemicals PLC as its agent for service of process in England in respect of any Proceedings and undertakes that in the event of it ceasing so to act it will appoint another person as its agent for that purpose.

IN WITNESS whereof this Guarantee has been manually executed as a deed poll on behalf of the Guarantor.

Executed as a deed                  )
by CIBA SPECIALTY CHEMICALS         )
HOLDING INC.                        )
acting by                           )
and                                 )
                                    )
acting under the authority of       )
that Company in the presence of:    )


Witness's
Signature:.........................................

Name: .............................................

Address:...........................................

      .............................................


Dated 27th March, 2003


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                                   SCHEDULE 4

                     PROVISIONS FOR MEETINGS OF NOTEHOLDERS

1. As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

      (A) VOTING CERTIFICATE shall mean an English language certificate issued by a Paying Agent and dated in which it is stated:

            (i) that on the date thereof Notes (not being Notes in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate and any adjourned such meeting) bearing specified serial numbers were deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control and that no such Notes will cease to be so deposited or held until the first to occur of:

                  (A) the conclusion of the meeting specified in such certificate or, if applicable, any adjourned such meeting; and

                  (B) the surrender of the certificate to the Paying Agent who issued the same; and

            (ii) that the bearer thereof is entitled to attend and vote at such meeting and any adjourned such meeting in respect of the Notes represented by such certificate;

      (B) BLOCK VOTING INSTRUCTION shall mean an English language document issued by a Paying Agent and dated in which:

            (i) it is certified that Notes (not being Notes in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjourned such meeting) have been deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control and that no such Notes will cease to be so deposited or held until the first to occur of:

                  (A) the conclusion of the meeting specified in such document or, if applicable, any adjourned such meeting; and

                  (B) the surrender to the Paying Agent not less than 48 hours before the time for which such meeting or any adjourned such meeting is convened of the receipt issued by such Paying Agent in respect of each such deposited Note which is to be released or (as the case may require) the Note or Notes ceasing with the agreement of the Paying Agent to be held to its order or under its control and the giving of notice by the Paying Agent to the Issuer in accordance with paragraph 17 hereof of the necessary amendment to the block voting instruction;

            (ii) it is certified that each holder of such Notes has instructed such Paying Agent that the vote(s) attributable to the Note or Notes so deposited or held should


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                  be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjourned such meeting and that all such instructions are during the period commencing 48 hours prior to the time for which such meeting or any adjourned such meeting is convened and ending at the conclusion or adjournment thereof neither revocable nor capable of amendment;

            (iii) the total number and the serial numbers of the Notes so deposited or held are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

            (iv) one or more persons named in such document (each hereinafter called a PROXY) is or are authorised and instructed by such Paying Agent to cast the votes attributable to the Notes so listed in accordance with the instructions referred to in paragraph (iii) above as set out in such document.

            The holder of any voting certificate or the proxies named in any block voting instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Noteholders be deemed to be the holder of the Notes to which such voting certificate or block voting instruction relates and the Paying Agent with which such Notes have been deposited or the person holding the same to the order or under the control of such Paying Agent shall be deemed for such purposes not to be the holder of those Notes.

      (c) References herein to the NOTES are to the Notes in respect of which the relevant meeting is convened.

2. The relevant Issuer or the Guarantor may at any time and, upon a requisition in writing of Noteholders holding not less than five per cent. in nominal amount of the Notes for the time being outstanding, shall convene a meeting of the Noteholders and if the relevant Issuer makes default for a period of seven days in convening such a meeting the same may be convened by the requisitionists. Whenever the relevant Issuer or the Guarantor is about to convene any such meeting it shall forthwith give notice in writing to the Agent and the Dealers of the day, time and place thereof and of the nature of the business to be transacted thereat. Every such meeting shall be held at such time and place as the Agent may approve.

3. At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is held) specifying the place, day and hour of meeting shall be given to the Noteholders prior to any meeting of the Noteholders in the manner provided by Condition 14. Such notice shall state generally the nature of the business to be transacted at the meeting thereby convened but (except for an Extraordinary Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall include a statement to the effect that Notes may be deposited with Paying Agents for the purpose of obtaining voting certificates or appointing proxies not less than 24 hours before the time fixed for the meeting or that, in the case of corporations, they may appoint representatives by resolution of their directors or other governing body. A copy of the notice shall be sent by post to the Issuer (unless the meeting is convened by the relevant Issuer) and to the Guarantor (unless the meeting is convened by the Guarantor).


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4.    Some person (who may but need not be a Noteholder) nominated in writing by the relevant Issuer shall be entitled to take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within fifteen minutes after the time appointed for holding the meeting the Noteholders present shall choose one of their number to be Chairman.

5. At any such meeting one or more persons present holding Notes or voting certificates or being proxies and holding or representing in the aggregate not less than twenty per cent. in nominal amount of the Notes for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution (as defined in paragraph 20 below)) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be one or more persons present holding Notes or voting certificates or being proxies and holding or representing in the aggregate not less than 50 per cent. in nominal amount of the Notes for the time being outstanding PROVIDED THAT at any meeting the business of which includes any of the following matters (each of which shall only be capable of being effected after having been approved by Extraordinary Resolution) namely:

      (a) modification of the Maturity Date of the Notes or reduction or cancellation of the nominal amount payable upon maturity; or

      (b) reduction or cancellation of the amount payable or modification of the payment date in respect of any interest in respect of the Notes or variation of the method of calculating the rate of interest in respect of the Notes; or

      (c) reduction of any Minimum Interest Rate and/or Maximum Interest Rate specified in the applicable Pricing Supplement of any Note; or

      (d) modification of the currency in which payments under the Notes and/or the Receipts and/or Coupons appertaining thereto are to be made; or

      (e) modification of the majority required to pass an Extraordinary Resolution; or

      (f) the sanctioning of any such scheme or proposal as is described in paragraph (f) below; or

      (g)   alteration of this proviso or the proviso to paragraph 6 below;

      the quorum shall be one or more persons present holding Notes or voting certificates or being proxies and holding or representing in the aggregate not less than 75 per cent. in nominal amount of the Notes for the time being outstanding. An Extraordinary Resolution passed at any meeting of the holders of Notes will be binding on all holders of Notes, whether or not they are present at the meeting, and on all holders of Coupons appertaining to such Notes.

6. If within fifteen minutes after the time appointed for any such meeting a quorum is not present the meeting shall if convened upon the requisition of Noteholders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period being not less than 14 days nor more than 42 days, and at such place as may be appointed by the Chairman and approved by the Agent) and at such adjourned meeting one or more persons present holding Notes or voting certificates or being


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      proxies (whatever the nominal amount of the Notes so held or represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present PROVIDED THAT at any adjourned meeting the business of which includes any of the matters specified in the proviso to paragraph 5 above the quorum shall be one or more persons present holding Notes or voting certificates or being proxies and holding or representing in the aggregate not less than a clear majority in nominal amount of the Notes for the time being outstanding.

7. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall (except in cases where the proviso to paragraph 6 above shall apply when it shall state the relevant quorum) state that one or more persons present holding Notes or voting certificates or being proxies at the adjourned meeting whatever the nominal amount of the Notes held or represented by them will form a quorum. Subject as aforesaid it shall not be necessary to give any notice of an adjourned meeting.

8. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder or as a holder of a voting certificate or as a proxy.

9. At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman or the relevant Issuer or by one or more persons present holding Notes or voting certificates or being proxies (whatever the nominal amount of the Notes so held by them), a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10. Subject to paragraph 12 below, if at any such meeting a poll is so demanded it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11. The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

12. Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

13. Any director or officer of the Issuer or the Guarantor and their respective lawyers may attend and speak at any meeting. Save as aforesaid, but without prejudice to the proviso to the definition of OUTSTANDING in clause 1.2 of this Agreement, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Noteholders or join with others in requisitioning the convening of such a meeting unless he either produces the Note or Notes of which he is the holder or a voting certificate or is a proxy. None of the


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      Issuers, the Guarantor nor any of their respective subsidiaries shall be entitled to vote at any meeting in respect of Notes held by it for the benefit of any such company and no other person shall be entitled to vote at any meeting in respect of Notes held by it for the benefit of any such company. Nothing herein contained shall prevent any of the proxies named in any block voting instruction from being a director, officer or representative of or otherwise connected with the Issuer or the Guarantor.

14.   Subject as provided in paragraph 13 hereof at any meeting:

      (a) on a show of hands every person who is present in person and produces a Note or voting certificate or is a proxy shall have one vote; and

      (b) on a poll every person who is so present shall have one vote in respect of:

            (i) in the case of a meeting of the holders of Notes all of which are denominated in a single currency, each minimum integral amount of such currency; and

            (ii) in the case of a meeting of the holders of Notes denominated in more than one currency, each U.S.$1.00 or, in the case of a Note denominated in a currency other than U.S. dollars, the equivalent of U.S.$1.00 in such currency at the Agent's spot buying rate for the relevant currency against U.S. dollars at or about 11.00 a.m. (London time) on the date of publication of the notice of the relevant meeting (or of the original meeting of which such meeting is an adjournment), or such other amount as the Agent shall in its absolute discretion stipulate in nominal amount of Notes so produced or represented by the voting certificate so produced or in respect of which he is a proxy.

      Without prejudice to the obligations of the proxies named in any block voting instruction any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15.   The proxies named in any block voting instruction need not be Noteholders.

16. Each block voting instruction together (if so requested by the relevant Issuer) with proof satisfactory to the relevant Issuer of its due execution on behalf of the relevant Paying Agent shall be deposited at such place as the Agent shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the block voting instruction propose to vote and in default the block voting instruction shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A certified copy of each block voting instruction shall be deposited with the Agent before the commencement of the meeting or adjourned meeting but the Agent shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any such block voting instruction.

17. Any vote given in accordance with the terms of a block voting instruction shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or of any of the Noteholders' instructions pursuant to which it was executed PROVIDED THAT no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent by the relevant Issuer at its registered office (or such other place as may have been approved by the Agent for the purpose) by the time being 24 hours before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction is to be used.


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18.   A meeting of the Noteholders shall in addition to the powers hereinbefore given have the following powers exercisable by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6 above) only, namely:

      (a) power to sanction any compromise or arrangement proposed to be made between the Issuer and the Guarantor and the Noteholders and Couponholders or any of them;

      (b) power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Noteholders and Couponholders against the relevant Issuer and the Guarantor or against any of its property whether such rights shall arise under this Agreement, the Notes or the Coupons or otherwise;

      (c) power to assent to any modification of the provisions contained in this Agreement or the Conditions, the Notes, the Coupons, the Guarantee or the Deed of Covenant which shall be proposed by the Issuer or the Guarantor;

      (d) power to give any authority or sanction which under the provisions of this Agreement or the Notes is required to be given by Extraordinary Resolution;

      (e) power to appoint any persons (whether Noteholders or not) as a committee or committees to represent the interests of the Noteholders and to confer upon such committee or committees any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution;

      (f) power to sanction any scheme or proposal for the exchange or sale of the Notes for, or the conversion of the Notes into or the cancellation of the Notes in consideration of, shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash; and

      (g) power to approve the substitution of any entity in place of (i) the Issuer (or any previous substitute) as the principal debtor in respect of the Notes and the Coupons or (ii) the Guarantor (or any previous substitute) as guarantor under the Guarantee.

19. Any resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provision hereof shall be binding upon all the Noteholders whether present or not present at such meeting and whether or not voting and upon all Couponholders and Receiptholders and each of them shall be bound to give effect thereto accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any resolution duly considered by the Noteholders shall be published in accordance with Condition 14 by the relevant Issuer within 14 days of such result being known PROVIDED THAT the non-publication of such notice shall not invalidate such resolution.

20. The expression EXTRAORDINARY RESOLUTION when used in this Agreement or the Conditions means a resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provisions herein contained by a majority consisting of not less than 75 per cent. of the persons voting thereat upon a show of hands or if a poll be duly demanded then by a majority consisting of not less than 75 per cent. of the votes given on such poll.

21. Minutes of all resolutions and proceedings at every such meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the relevant


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      Issuer and any such Minutes as aforesaid if purporting to be signed by the
      Chairman of the meeting at which such resolutions were passed or proceedings had shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings had thereat to have been duly passed or had.

22. Subject to all other provisions contained herein the Agent may without the consent of the relevant Issuer, the Guarantor, the Noteholders or the Couponholders prescribe such further regulations regarding the requisitioning and/or the holding of meetings of Noteholders and attendance and voting thereat as the Agent may in its sole discretion think fit.

                                   SCHEDULE 5

                               FORM OF PUT NOTICE

                     [CIBA SPECIALTY CHEMICALS CORPORATION/
                          CIBA SPECIALTY CHEMICALS PLC/
               CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH/
                   CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.]

                       [TITLE OF RELEVANT SERIES OF NOTES]

By depositing this duly completed Notice with any Paying Agent for the above Series of Notes (the NOTES) the undersigned holder of such Notes surrendered with this Notice and referred to below irrevocably exercises its option to have such Notes redeemed in accordance with Condition 6(e) on [redemption date].

This Notice relates to Notes in the aggregate nominal amount of ..........

bearing the following serial numbers:


..........................................................................


..........................................................................


..........................................................................

If the Notes referred to above are to be returned (1) to the undersigned under clause 10.4 of the Agency Agreement, they should be returned by post to the following address outside the United States:

.............................

.............................

.............................

PAYMENT INSTRUCTIONS

Please make payment in respect of the above-mentioned Notes by [cheque posted to the above address/transfer to the following bank account] (2):

Bank:.................................

Branch Address outside
the United States:      ................................

Branch Code: ................................

Account Number: ................................

Signature of holder: ................................

                          Duly authorised on behalf of
                     [CIBA SPECIALTY CHEMICALS CORPORATION/
                          CIBA SPECIALTY CHEMICALS PLC/
               CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH/
                   CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.]


[To be completed by recipient Paying Agent]

Details of missing unmatured Coupons ...............................(3)

Received by: ................................

[Signature and stamp of Paying Agent]

At its office at: .................................

On:....................................

NOTES

1. The Agency Agreement provides that Notes so returned will be sent by post, uninsured and at the risk of the Noteholder, unless the Noteholder otherwise requests and pays the costs of such insurance to the relevant Paying Agent at the time of depositing the Note referred to above.

2.    Delete as applicable.

3. Only relevant for Fixed Rate Notes (which are not also Indexed Redemption Amount Notes) in definitive form.

N.B. The Paying Agent with whom the above-mentioned Notes are deposited will not in any circumstances be liable to the depositing Noteholder or any other person for any loss or damage arising from any act, default or omission of such Paying Agent in relation to the said Notes or any of them unless such loss or damage was caused by the fraud or gross negligence of such Paying Agent or its directors, officers or employees.

      This Put Notice is not valid unless all of the paragraphs requiring completion are duly completed. Once validly given this Put Notice is irrevocable except in the circumstances set out in clause 10.4 of the Agency Agreement.

                                   SCHEDULE 6

                                       [ ]



                             DATED 27TH MARCH, 2003

                          CIBA SPECIALTY CHEMICALS PLC
                      CIBA SPECIALTY CHEMICALS CORPORATION
                CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH
                    CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.
                                   AS ISSUERS

                                     - AND -

                      CIBA SPECIALTY CHEMICALS HOLDING INC.
                                  AS GUARANTOR



                    ----------------------------------------

                           OPERATING & ADMINISTRATIVE
                              PROCEDURES MEMORANDUM
                                 IN RESPECT OF A
                               U.S.$2,000,000,000
                          EURO MEDIUM TERM NOTE PROGRAM
                             (AMENDED AND RESTATED)

                   ------------------------------------------




                              [ALLEN & OVERY LOGO]
                                     LONDON

The aggregate nominal amount of all Notes outstanding at any time will not, subject as provided below, exceed U.S.$2,000,000,000 or its equivalent in other currencies at the time of agreement to issue, subject to increase as provided in the Program Agreement. The Program Agreement provides for the increase in the nominal amount of Notes that may be issued under the Program. In that event, this Procedures Memorandum shall apply to the Program as increased.

The documentation of the Program provides for the issue of Notes denominated in any currency or currencies as may be agreed between the relevant Issuer, the Guarantor and the relevant Dealer (subject to certain restrictions as to minimum and/or maximum maturities as set out in the Offering Circular describing the Program) and being any of:

      o     Fixed Rate Notes

      o     Floating Rate Notes

      o     Zero Coupon Notes

      o     Dual Currency Notes

      o     Indexed Interest Notes

      o     Indexed Redemption Amount Notes

      o     Instalment Notes

      o     Partly Paid Notes

      o other forms of Notes agreed between the relevant Dealer or Lead Manager, the relevant Issuer and the Guarantor

All terms with initial capitals used herein without definition shall have the meanings given to them in the Offering Circular dated 27th March, 2003 (the OFFERING CIRCULAR as supplemented), or, as the case may be, the amended and restated Program Agreement dated 27th March, 2003 (the PROGRAM AGREEMENT as amended, supplemented or restated) between the Issuers, the Guarantor and the Dealers named therein pursuant to which the Issuer may issue Euro Medium Term Notes.

OPERATING PROCEDURES

Dealers must confirm all trades directly with the Issuer, the Guarantor and the Agent.

1.    RESPONSIBILITIES OF THE AGENT

      The Agent will, in addition to the responsibilities in relation to settlement described in Annexe A, be responsible for the following:

      (a) in the case of Notes which are to be listed on a Stock Exchange, distributing, or procuring the distribution, to the Stock Exchange and any other relevant authority such number of copies of the Pricing Supplement required by the Stock Exchange and such other relevant authority;

      (b) in the case of Notes which are to be listed on a Stock Exchange, immediately notifying the relevant Issuer and the relevant Dealer if at any time the Agent is notified by the Listing Agent or the Stock Exchange that the listing of a Tranche of Notes has been refused or otherwise will not take place; and

      (c) determining the end of the Distribution Compliance Period in respect of a Tranche in accordance with Clause 4 of the Agency Agreement. The Agent shall upon determining the end of the Distribution Compliance Period in respect of any Tranche notify the relevant Issuer, the Guarantor, Euroclear, Clearstream, Luxembourg and the relevant Dealer or Lead Manager, as the case may be.

2.    RESPONSIBILITIES OF DEALER/LEAD MANAGER

(a) Each Dealer/Lead Manager will be responsible for preparing and agreeing with the relevant Issuer and the Guarantor a Pricing Supplement (substantially in the form of Annexe C hereto) giving details of each Tranche of Notes to be issued.

(b) In the case of an issue not to be subscribed pursuant to a Subscription Agreement, each Dealer which agrees to purchase Notes from the relevant Issuer will be responsible for notifying the Agent upon completion of the distribution of the Notes of each Tranche purchased by that Dealer. In the case of an issue of Notes to be subscribed pursuant to a Subscription Agreement, the Lead Manager will be responsible for notifying the Agent upon completion of the distribution of the Notes of such issue.

3.    SETTLEMENT

      The settlement procedures set out in Annexe A shall apply to each issue of Notes (Part 1 in the case of issues not to be subscribed pursuant to a Subscription Agreement, Part 2 in the case of issues to be subscribed pursuant to a Subscription Agreement), unless otherwise agreed between the relevant Issuer, the Guarantor, the Agent and the relevant Dealer or the Lead Manager, as the case may be. With issues of Notes to be listed on a Stock Exchange other than the Luxembourg Stock Exchange more time may be required to comply with the relevant Stock Exchange's listing requirements and with issues of Dual Currency or Indexed Notes more time may be required to settle documentation.

      A Trading Desk and Administrative Contact List is set out in Annexe D.

      N.B.: ALL COMMUNICATIONS WITH ANY ISSUER MUST BE COPIED TO THE GUARANTOR.

                                    ANNEX 1

                                    [      ]

                                     PART 1

       SETTLEMENT PROCEDURES FOR ISSUES NOT TO BE SUBSCRIBED PURSUANT TO A
                             SUBSCRIPTION AGREEMENT

References below to the ISSUER is to the RELEVANT ISSUER.

Day                   Latest         Action
---                   ------         ------
                      London time
                      -----------
No later              2.00 p.m.      The Issuer and the Guarantor may agree
than issue                           terms with one or more of the Dealers
Date minus 5                         for the issue and purchase of Notes
                                     (whether pursuant to an unsolicited bid
                                     from a Dealer or pursuant to an enquiry by
                                     the Issuer). The Dealer instructs the Agent
                                     to obtain a common code and ISIN from
                                     Euroclear or Clearstream, Luxembourg. In
                                     the case of the first Tranche of Notes of a
                                     Series, the Agent telephones Euroclear or
                                     Clearstream, Luxembourg with a request for
                                     a common code and ISIN for such Series and
                                     in the case of a subsequent Tranche of
                                     Notes of that Series the Agent telephones
                                     Euroclear or Clearstream, Luxembourg with a
                                     request for a temporary common code and
                                     ISIN for such Tranche. Each common code and
                                     ISIN is notified by the Agent to the Issuer
                                     and each Dealer which has reached agreement
                                     with the Issuer.

                      3.00 p.m.      If a Dealer has reached agreement with
                                     the Issuer and the Guarantor by telephone,
                                     such Dealer confirms the terms of the
                                     agreement to the Issuer and the Guarantor
                                     by fax (substantially in the form set out
                                     in Annexe B) attaching a copy of the
                                     Pricing Supplement (substantially in the
                                     form set out in Annexe C). The Dealer sends
                                     a copy of that fax to the Agent for
                                     information.

                      5.00 p.m.      The Issuer and the Guarantor confirm
                                     their agreement to the terms on which the
                                     issue of Notes is to be made (including the
                                     form of the Pricing Supplement) by each
                                     signing and returning a copy of the Pricing
                                     Supplement to the relevant Dealer. The
                                     Issuer also confirms its instructions to
                                     the Agent (including, in the case of
                                     Floating Rate Notes, for the purposes of
                                     rate fixing) to carry out the duties to be
                                     carried out by the Agent under these
                                     Settlement Procedures and the Agency
                                     Agreement including preparing,

Day                   Latest         Action
---                   ------         ------
                      London time
                      -----------
                                     authenticating and issuing a Temporary
                                     Global Note for the Tranche of Notes which
                                     is to be purchased and in the case of the
                                     first Tranche of a Series, where the
                                     Pricing Supplement for such Tranche does
                                     not specify that such Temporary Global Note
                                     is to be exchangeable only for Notes in
                                     definitive form, a Permanent Global Note
                                     for such Series, giving details of such
                                     Notes. The Issuer confirms such
                                     instructions by sending a copy by fax of
                                     the signed Pricing Supplement to the Agent.
                                     The details set out in the signed Pricing
                                     Supplement shall be conclusive evidence of
                                     the agreement (save in the case of manifest
                                     error) and shall be binding on the parties
                                     accordingly.

No later than                        In the case of Notes which are to be
Issue Date                           listed on a Stock Exchange, the Agent
Minus 3                              also notifies, or the notification to,
                                     the relevant Stock Exchange and any other
                                     relevant authority by fax or by hand of the
                                     details of the Notes to be issued by
                                     sending the Pricing Supplement to the
                                     relevant Stock Exchange and any other
                                     relevant authority.

Issue Date            3.00 p.m.      The relevant Dealer instructs Euroclear
Minus 2                              and/or Clearstream, Luxembourg to debit its
                                     account and pay the purchase price, against
                                     delivery of the Notes, to the Agent's
                                     account with Euroclear and/or Clearstream,
                                     Luxembourg on the Issue Date and the Agent
                                     receives details of such instructions
                                     through the records of Euroclear and/or
                                     Clearstream, Luxembourg.

                                     In the case of Floating Rate Notes, the
                                     Agent notifies Euroclear, Clearstream,
                                     Luxembourg , the Issuer, the Guarantor (if applicable) the relevant Stock Exchange and the relevant Dealer by telex or fax of the Rate of Interest for the first Interest
                                     Period (if already determined). Where the Rate of Interest has not yet been determined, this will be notified in accordance with this paragraph as soon as it has been determined.

Issue Date minus 1    3.00 p.m.      The Agent prepares and authenticates a
                                     Temporary Global Note for each Tranche of
                                     Notes which is to be purchased and, where
                                     required as specified above, a Permanent
                                     Global Note in respect of the relevant
                                     Series. The conditions precedent in the
                                     Program agreement are satisfied and/or
                                     waived. The Temporary Global Note and any
                                     such Permanent Global Note are then
                                     delivered by the Agent to a common
                                     depositary for Euroclear and Clearstream,
                                     Luxembourg and instructions are given by
                                     the Agent to Euroclear or, as the case may
                                     be, Clearstream, Luxembourg to credit the
                                     Notes represented by such

Day                   Latest         Action
---                   ------         ------
                      London time
                      -----------
                                     Temporary Global Note to the Agent's
                                     distribution account. The Agent further
                                     instructs Euroclear or, as the case may be,
                                     Clearstream, Luxembourg to debit from the
                                     distribution account the nominal amount of
                                     the relevant Tranche of Notes and to credit
                                     such nominal amount to the account of such
                                     Dealer with Euroclear or Clearstream,
                                     Luxembourg against payment to the account
                                     of the Agent of the purchase price for the
                                     relevant Tranche of Notes for value on the
                                     Issue Date. The relevant Dealer gives
                                     corresponding instructions to Euroclear or
                                     Clearstream, Luxembourg. The parties (which
                                     for this purpose shall include the Agent)
                                     may agree to arrange for FREE DELIVERY to
                                     be made through the relevant clearing
                                     system if specified in the applicable
                                     Pricing Supplement, in which case these
                                     Settlement Procedures will be amended
                                     accordingly.

Issue Date                           Euroclear and Clearstream, Luxembourg
                                     debit and credit accounts in accordance
                                     with instructions received by them.

                                     The Agent pays to the Issuer for value on the Issue Date the aggregate purchase moneys received by it to such account of the Issuer as shall have been notified to the Agent for the purpose.

On or subsequent                     The Agent notifies the Issuer and
to the Issue Date                    Guarantor forthwith in the event that a
                                     Dealer does not pay the purchase price due
                                     from it in respect of a Note.

                                     The Agent notifies the Issuer of the issue of Notes giving details of the Global
                                     Note(s) and the nominal amount represented thereby.

                                     The Agent confirms the issue of Notes to the relevant Stock Exchange and any other relevant authority.

                                     The relevant Dealer promptly notifies the Agent that the distribution of the Notes purchased by it has been completed. The
                                     Agent promptly notifies the Issuer, the
                                     Guarantor, the relevant Dealers, Euroclear and Clearstream, Luxembourg of the date of the end of the Distribution Compliance
                                     Period with respect to the relevant Tranche of Notes.

                                    ANNEXE 1

                                     PART 2

           SETTLEMENT PROCEDURES FOR ISSUES SUBSCRIBED PURSUANT TO A
                             SUBSCRIPTION AGREEMENT

References below to the ISSUER is to the RELEVANT ISSUER.

Day                   Latest time    Action
---                   -----------    ------
No later than                        The Issuer and the Guarantor may,
Issue Date                           subject to the execution of the
minus 10 (or                         Subscription Agreement referred to
such other number                    below, agree terms with a Dealer (which
of days agreed                       expression in this Part 2 includes any
between the                          entity to be appointed as a dealer
Issuer, the                          under the Subscription Agreement
Guarantor,                           referred to below) (the  LEAD MANAGER)
the Lead Manager and                 for the issue and purchase of Notes to
the Agent)                           be subscribed pursuant to a
                                     Subscription Agreement (whether pursuant to
                                     an unsolicited bid by such Lead Manager or
                                     pursuant to an enquiry by the Issuer). The
                                     Lead Manager may invite other Dealers (new
                                     or additional) approved by the Issuer and
                                     the Guarantor to join an underwriting
                                     syndicate either on the basis of an
                                     invitation telex agreed between the Issuer,
                                     the Guarantor and the Lead Manager or on
                                     the terms of the Pricing Supplement
                                     referred to below and the Subscription
                                     Agreement. The Lead Manager and any such
                                     Dealers are together referred to as the
                                     MANAGERS.

                                     The Lead Manager instructs the Agent to
                                     obtain a common code and ISIN from
                                     Euroclear or Clearstream, Luxembourg. In the case of the first Tranche of Notes of a Series, the Agent telephones Euroclear or Clearstream, Luxembourg with a request for a common code and ISIN for such Series and in the case of a subsequent Tranche of Notes of that Series the Agent telephones
                                     Euroclear or Clearstream, Luxembourg with a request for a temporary common code and ISIN for such Tranche. Each Common Code and
                                     ISIN is notified by the Agent to the Issuer and the Lead Manager.

                                     The Issuer, the Guarantor and the Lead
                                     Manager agree a form of Pricing Supplement prepared by or on behalf of the Lead
                                     Manager (in substantially the form of
                                     Annexe C) which is submitted to the lawyers rendering a legal opinion in connection with the relevant issue for approval. A draft Subscription Agreement (in substantially the form of Appendix E to the Program Agreement or such other form as may be agreed between the Issuer, the Guarantor and the

Day                   Latest time    Action
---                   -----------    ------
                                     Lead Manager) is also prepared. The
                                     Subscription Agreement may, if so agreed,
                                     be called by another name. The Lead Manager
                                     sends a copy of the draft Subscription
                                     Agreement to any other Manager at least two
                                     full days (as defined in the Explanatory
                                     Notes to this Annexe A) before the
                                     Subscription Agreement is intended to be
                                     signed. At the same time the Lead Manager
                                     sends a copy of the Offering Circular and
                                     Program Agreement (together with such other
                                     items from the Initial Documentation List
                                     as the Lead Manager deems appropriate) to
                                     any other Manager which has not previously
                                     received such documents. The Subscription
                                     Agreement and Pricing Supplement are agreed
                                     and executed and a copy of the Pricing
                                     Supplement is sent by fax to the Agent
                                     which shall act as the Agent's
                                     authorisation (including, in the case of
                                     Floating Rate Notes, for the purposes of
                                     rate fixing) to carry out the duties to be
                                     carried out by it under these Settlement
                                     Procedures and the Agency Agreement
                                     including preparing, authenticating and
                                     issuing a Temporary Global Note for the
                                     Tranche of Notes which is to be purchased
                                     and in the case of the first Tranche of a
                                     Series, where the Pricing Supplement does
                                     not specify that such Temporary Global Note
                                     is to be exchangeable only for Notes in
                                     definitive form, a Permanent Global Note
                                     for such Series, giving details of such
                                     Notes.

No later than                        In the case of Notes to be listed on a
Issue Date                           Stock Exchange, the Agent notifies or
minus 3                              procure the notification to, the
                                     relevant Stock Exchange by fax or by hand
                                     of the details of the Notes to be issued by
                                     sending the Pricing Supplement to the
                                     relevant Stock Exchange and any other
                                     relevant authority.

No later than                        The Lead Manager instructs Euroclear
Issue Date                           and/or Clearstream, Luxembourg to debit
minus 2                              its account and pay the purchase price,
                                     against delivery of the Notes as
                                     instructed by the Lead Manager to the
                                     account specified by the Issuer.

Issue Date            3.00 p.m.      In the case of Floating Rate Notes, the
minus 2                              Agent notifies Euroclear, Clearstream,
                                     Luxembourg, the Issuer, the Guarantor, the
                                     relevant Stock Exchange (if applicable) and
                                     the Lead Manager by telex or fax of the
                                     Rate of Interest for the first Interest
                                     Period (if already determined). Where the
                                     Rate of Interest has not yet been
                                     determined, this will be notified in
                                     accordance with this paragraph as soon as
                                     it has been determined.

Day                   Latest time    Action
---                   -----------    ------
Issue Date            agreed time    The Agent prepares and authenticates a
minus 1 (in the                      Temporary Global Note for each Tranche
case of pre-closed                   of Notes which is to be purchased, and
issues) or Issue                     where required as specified above, a
Date (in any other                   Permanent Global Note in respect of the
case) (the PAYMENT                   relevant Series. The conditions
INSTRUCTION DATE)                    precedent in the Subscription Agreement
                                     and the Program Agreement are satisfied
                                     and/or waived. The Temporary Global Note
                                     and any such Permanent Global Note are then
                                     delivered by the Agent to a common
                                     depositary for Euroclear and Clearstream,
                                     Luxembourg and instructions are given by
                                     the Agent (on behalf of the Issuer) to the
                                     common depositary to hold the Notes
                                     represented by such Temporary Global Note
                                     to the Issuer's order.

                                     The Lead Manager instructs the common
                                     depositary to request Euroclear and/or
                                     Clearstream, Luxembourg to credit such
                                     nominal amount of the relevant Tranche of Notes to the accounts of the persons entitled thereto with Euroclear or
                                     Clearstream, Luxembourg against payment to the specified account of the Issuer of the purchase price for the relevant Tranche of Notes for value on the Issue Date. The common depositary issues a payment confirmation in respect of this payment.

Issue Date                           Payment is effected and Euroclear and/or
                                     Clearstream, Luxembourg debit and credit
                                     accounts in accordance with instructions
                                     received by them.

                                     The Agent notifies the Issuer of the issue of Notes giving details of the Global
                                     Note(s) and the nominal amount represented thereby.

                                     The Agent confirms the issue of Notes to the relevant Stock Exchange and any other relevant authority.

On or subsequent to                  Each other Manager (if any) promptly
the Issue Date                       notifies the Lead Manager when the
                                     distribution of the Notes purchased by it
                                     has been completed. The Lead Manager
                                     promptly notifies the Agent upon completion
                                     of the distribution of the Notes of the
                                     relevant Tranche. The Agent promptly
                                     notifies the Issuer, the Guarantor, the
                                     Lead Manager, Euroclear and Clearstream,
                                     Luxembourg of the date of the end of the
                                     Distribution Compliance Period with respect
                                     to the relevant Tranche of Notes.

Explanatory Notes to Annexe 1

(a) Each DAY is a day on which banks and foreign exchange markets are open for business in London, counted in reverse order from the proposed Issue Date.

(b) The Issue Date must be a Business Day. For the purposes of this Memorandum, BUSINESS DAY means a day which is:

      (i) a day on which commercial banks and foreign exchange markets settle payments in London and any other place as is specified in the applicable Pricing Supplement (each an ADDITIONAL BUSINESS CENTRE);

      (ii) either (1) in relation to Notes denominated or payable in a Specified Currency other than euro, a day on which commercial banks and foreign exchange markets settle payments in the principal financial centre of the country of the relevant Specified Currency (if other than London or any Additional Business Centre) and which, if the Specified Currency is New Zealand Dollars, shall be Auckland) or (2) in relation to Notes denominated or payable in euro, a day on which the TARGET System is open. TARGET SYSTEM means the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System. Unless otherwise provided in the applicable Pricing Supplement, the principal financial centre for any currency shall be as provided in the 2000 ISDA Definitions, each as amended and updated as at the Issue Date of the first Tranche of Notes of the relevant Series and published by the International Swaps and Derivatives Association, Inc.; and

      (iii) a day on which Euroclear, Clearstream, Luxembourg and any other relevant clearing system is open for general business.

(c) Times given are the approximate times for the taking of the action in question and are references to London time.

                                    ANNEX 2

         FORM OF DEALER'S CONFIRMATION FOR ISSUES WITH NO SUBSCRIPTION
                                   AGREEMENT

[Date]

To:   [CIBA SPECIALTY CHEMICALS CORPORATION/
      CIBA SPECIALTY CHEMICALS PLC/
      CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH/
      CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.]

and:  CIBA SPECIALTY CHEMICALS HOLDING INC.

c.c.  JPMorgan Chase Bank

                     [CIBA SPECIALTY CHEMICALS CORPORATION/
                          CIBA SPECIALTY CHEMICALS PLC/
               CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH/
                   CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.]
         [Title of relevant Tranche of Notes (specifying type of Notes)]
     issued pursuant to the U.S.$2,000,000,000 Euro Medium Term Note Program

We hereby confirm the agreement for the issue to us of [describe issue] Notes due [ ] (the NOTES) under the above Program pursuant to the terms of issue set out in the Pricing Supplement which we are faxing herewith.

[The selling commission in respect of the Notes will be [ ] per cent. of the nominal amount of the Notes and will be deductible from the net proceeds of the issue.]

The Notes are to be credited to [Euroclear/Clearstream, Luxembourg] account number [ ] in the name of [Name of Dealer].

Please confirm your agreement to the terms of issue by signing and faxing to us a copy of the following Pricing Supplement. Please also fax a copy of the Pricing Supplement to the Agent.

For and on behalf of [Name of Dealer]

By:   ...............................
      Authorised signatory

                                    ANNEX 3

                           FORM OF PRICING SUPPLEMENT

[Date]

                     [CIBA SPECIALTY CHEMICALS CORPORATION/
                          CIBA SPECIALTY CHEMICALS PLC/
               CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH/
                   CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.]

         ISSUE OF [AGGREGATE NOMINAL AMOUNT OF TRANCHE] [TITLE OF NOTES]
               GUARANTEED BY CIBA SPECIALTY CHEMICALS HOLDING INC.
                           UNDER THE USD 2,000,000,000
                          EURO MEDIUM TERM NOTE PROGRAM

This document constitutes the Pricing Supplement relating to the issue of Notes described herein. Terms used herein shall be deemed to be defined as such for the purposes of the Conditions set forth in the Offering Circular dated [ ]. This Pricing Supplement must be read in conjunction with such Offering Circular.

[Include whichever of the following apply or specify as NOT APPLICABLE (N/A). Note that the numbering should remain as set out below, even if NOT APPLICABLE is indicated for individual paragraphs or subparagraphs. Italics denote directions for completing the Pricing Supplement.]

[If Notes issued by Ciba Specialty Chemicals PLC have a maturity of less than one year from the date of their issue, the minimum redemption amount must be L100,000 or its equivalent in any other currency.

If Notes issued by any other Issuer (including Notes denominated in sterling), in respect of which the issue proceeds are to be accepted in the United Kingdom or whose issue otherwise constitutes a contravention of section 19 of the Financial Services and Markets Act 2000, have a maturity of less than one year from the date of their issue, the minimum redemption amount must be L100,000 or its equivalent in any other currency.]

1.      (i)   Issuer:                   [             ]

        (ii)  Guarantor:                Ciba Specialty Chemicals Holding Inc.

2.      (i)]  Series Number:            [             ]

        [(ii) Tranche number:           [             ]
                                        (If fungible with an existing Series,
                                        details of that Series, including the
                                        date on which the Notes become
                                        fungible)]

3.      Specified Currency or           [             ]
        Currencies:
4.      Aggregate Nominal Amount:       [             ]

        -  Tranche:                     [             ]

        -  Series:                      [             ]

5.      Issue Price of Tranche:         [             ] per cent

        [Net proceeds]                  (required only for listed issues)

6.      Specified Denominations:        [In the case of Notes with a
                                        maturity of 183 days or less issued
                                        by (i) Ciba Specialty Chemicals
                                        Corporation or (ii) where proceeds
                                        of the issuance are on-lent to a
                                        U.S. entity, the minimum
                                        denomination for such Notes shall be
                                        USD 500,000 (or the equivalent
                                        thereof at exchange rates applicable
                                        on the relevant date of calculation)]

                                        [In the case of Notes that are issued by Ciba Specialty Chemicals Eurofinance
                                        Ltd. the minimum denomination for such
                                        Notes shall be USD 500,000 (or the
                                        equivalent thereof at exchange rates
                                        applicable on the Issue Date of such
                                        Note), unless a prospectus is filed with the Registrar of Companies in Bermuda in accordance with Part III of the Companies Act 1981 (as amended) of
                                        Bermuda.]

7.      [(i)] Issue Date:               [              ]

        (ii)  Interest Commencement
              Date (if different from
              the Issue Date):          [               ]]

8.      Maturity Date:                  [Fixed rate - specify date/
                                        Floating rate - Interest Payment
                                        Date falling in [specify month and
                                        year]]

9.      Interest Basis:                 [[   ] percent Fixed Rate]
                                        [[LIBOR/EURIBOR] +/- [ ] percent
                                        Floating Rate]
                                        [Zero Coupon]
                                        [Indexed Interest]
                                        [specify other]
                                        (further particulars specified below)

10.     Redemption/Payment Basis:       [Redemption at par]
                                        [Indexed Redemption]
                                        [Dual Currency]
                                        [Partly Paid]
                                        [Instalment]
                                        [specify other]

11.     Change of Interest Basis or
        Redemption/Payment Basis:       [Specify details of any provision
                                        for change of Notes into another
                                        Interest

                                        Basis or Redemption/Payment Basis]

12.     Put/Call Options:               [Investor Put]
                                        [Issuer Call]
                                        [(further particulars specified
                                        below)]

13.     Listing:                        [Luxembourg/specify other/None]

14.     Method of distribution:         [Syndicated/Non-syndicated]

PROVISIONS RELATING TO INTEREST (IF ANY) PAYABLE

15.     FIXED RATE NOTE PROVISIONS      [Applicable/Not Applicable]
                                        (If not applicable, delete the
                                        remaining sub-paragraphs of this
                                        paragraph)

        (i)   Rate[(s)] of Interest:    [       ] percent per annum [payable
                                        [annually/semi-annually/quarterly/monthly]
                                        in arrears]

        (ii) Interest Payment Date(s):  [         ] in each year

        (iii) Fixed Coupon Amount(s):   [         ] per [             ] in
                                        nominal amount

        (iv)  Broken Amount(s):         [Insert particulars of any initial
                                        or final broken interest amounts
                                        which do not correspond with the
                                        Fixed Coupon Amounts]

        (v) Fixed Day Count Fraction:   [30/360 or Actual/Actual (ISMA) or
                                        specify other] (Note that if
                                        interest is not payable on a regular
                                        basis (for example, if there are
                                        Broken Amounts specified)
                                        Actual/Actual (ISMA) will not be a
                                        suitable Fixed Day Count Fraction)

        (vi)  Interest Determination    [       ] in each year
        Date(s):                        [Insert interest payment dates
                                        except where there are long or short
                                        periods.  In these cases, insert
                                        regular interest payment dates]
                                        (NB: Only relevant where Day Count
                                        Fraction is Actual/Actual (ISMA))
        (vii)  Other terms relating to
               the method of
               calculating interest     [None/Give details]
               for Fixed Rate Notes:

16.     FLOATING RATE NOTE PROVISIONS   [Applicable/Not Applicable]
                                        (If not applicable, delete the
                                        remaining sub-paragraphs of this
                                        paragraph)

        (i)    Specified
               Period(s)/Specified      [                 ]
               Interest Payment Dates:

        (ii)  Business Day Convention:  [Floating Rate Convention/Following
                                        Business Day Convention/Modified
                                        Following Business

                                        Day Convention/Preceding Business Day
                                        Convention/[specify other]]

        (iii) Additional Business       [                 ]
              Centre(s):

        (iv)  Manner in which the
              Rate of Interest and
              Interest Amount is to     [Screen Rate Determination/ISDA
              be determined:            Determination/specify other]

        (v)   Party responsible for
              calculating the Rate of
              Interest and Interest
              Amount (if not the        [                 ]
              Principal Paying Agent):

        (vi)  Screen Rate
              Determination:

              -     Reference Rate:     [       ]
                                        (Either LIBOR, EURIBOR or other,
                                        although additional information is
                                        required if other - including fallback
                                        provisions in the Agency Agreement)

               -    Interest
                    Determination       [       ]
                    Date(s):            (Second day on which commercial
                                        banks are open for general business
                                        (including dealings in foreign
                                        exchange and foreign currency
                                        deposits) in London prior to the
                                        start of each Interest Period if
                                        LIBOR and second TARGET day prior to
                                        the start of each Interest Period if
                                        EURIBOR)

              -     Relevant Screen     [       ]
                    Page:               (in the case of EURIBOR, if not
                                        Telerate 248 ensure it is a page
                                        which shows a composite rate)

        (vii) ISDA Determination:

              -     Floating Rate       [        ]
                    Option:

              -     Designated          [        ]
                    Maturity:

              -     Reset Date(s):      [        ]

        (viii)      Margin(s):          [+/ - ] [       ] per cent per annum

        (ix) Minimum Rate of Interest:  [       ] per cent per annum

        (x)  Maximum Rate of Interest:  [       ] per cent per annum

        (xi)  Floating Day Count        [         ]
              Fraction:

        (xii)  Fall back provisions,
               rounding provisions and
               any other terms
               relating to the method
               of calculating interest
               on Floating Rate Notes,  [          ]
               if different from those
               set out in the
               Conditions:

17.     ZERO COUPON NOTE PROVISIONS     [Applicable/Not Applicable]
                                        (If not applicable, delete the
                                        remaining sub-paragraphs of this
                                        paragraph)

        (i)   Accrual Yield:            [          ] per cent per annum

        (ii)  Reference Price:          [          ]

        (iii) Any other formula/basis
              of determining amount     [       ]
              payable:                  (Consider applicable day count
                                        fraction if euro denominated)

18.     INDEXED INTEREST NOTE           [Applicable/Not Applicable]
        PROVISIONS                      (If not applicable, delete the
                                        remaining sub-paragraphs of this
                                        paragraph)

        (i)   Index/Formula:            [give or annex details]

        (ii)  Calculation Agent
              responsible for
              calculating the           [         ]
              principal and/or
              interest due:

        (iii) Provisions for
              determining coupon
              where calculation by
              reference to Index
              and/or Formula is         [          ]
              impossible or
              impracticable:

        (iv)  Specified
              Period(s)/Specified       [          ]
              Interest Payment Dates:

        (v)   Business Day Convention:  [Floating Rate Convention/Following
                                        Business Day Convention/Modified
                                        Following Business Day
                                        Convention/Preceding Business Day
                                        Convention/specify other]

        (vi)  Additional Business       [          ]
              Centre(s):

        (vii) Minimum Rate of           [          ] per cent per annum
              Interest:

        (viii) Maximum Rate of          [          ] per cent per annum
               Interest:

        (ix)  Floating Day Count        [          ]
              Fraction:

19.     DUAL CURRENCY NOTE PROVISIONS   [Applicable/Not Applicable]
                                        (If not applicable, delete the
                                        remaining sub-paragraphs of this
                                        paragraph)

        (i)    Rate of Exchange/method
               of calculating Rate of   [give details]
               Exchange:

        (ii)   Calculation Agent, if
               any, responsible for
               calculating the          [           ]
               principal and/or
               interest due:

        (iii)  Provisions applicable
               where calculation by
               reference to Rate of
               Exchange is impossible   [           ]
               or impracticable:

        (iv)   Person at whose option
               Specified Currency(ies)
               is/are payable:          [           ]

PROVISIONS RELATING TO REDEMPTION

20.     Issuer Call:                    [Applicable/Not Applicable]
                                        (If not applicable, delete the
                                        remaining sub-paragraphs of this
                                        paragraph)

        (i)    Optional Redemption
               Date(s):                 [              ]

        (ii)   Optional Redemption
               Amount(s) and method,
               if any, of
               calculation of such      [              ]
               amount(s):

        (iii) If redeemable in part:

              (a)   Minimum             [              ]
                    Redemption Amount

              (b)   Higher
                    Redemption          [              ]
                    Amount

        (iv)   Notice period (if
               other than as set out    [              ]
               in the Conditions):

21.     Investor Put:                   [Applicable/Not Applicable]
                                        (If not applicable, delete the
                                        remaining sub-paragraphs of this
                                        paragraph)

        (i)    Optional Redemption
               Date(s):                 [              ]

        (ii)   Optional Redemption
               Amount(s) and method,
               if any, of
               calculation of such      [              ]
               amount(s):

        (iii)  Notice period (if
               other than as set in     [               ]
               the Conditions):

22.     Final Redemption Amount:        [Par/specify other/see Appendix]

23.     Early Redemption Amount(s)
        payable on redemption for
        taxation reasons or on event
        of default and/or the method
        of calculating the same (if
        required or if different        [            ]
        from that set out in
        Condition 6(f)):

GENERAL PROVISIONS APPLICABLE TO THE NOTES

24.     Form of Notes:                  Temporary Global Note exchangeable for
                                        a Permanent Global Note which is
                                        exchangeable for Definitive Notes [on
                                        60 days notice given at any time/only
                                        upon an Exchange Event] [n.b. the
                                        latter option is not available to Ciba
                                        Specialty Chemicals Corporation or
                                        where proceeds are to be on-lent to a
                                        United States entity].

                                        [Temporary Global Note exchangeable for
                                        Definitive Notes on and after the
                                        Exchange Date.]

25.     Additional Financial
        Centre(s) or other special      [Not Applicable/give details]
        provisions relating to          (Note that this item relates to the
        Payment Dates:                  place of payment and not Interest
                                        Period end dates to which item 16(iii)
                                        relates)

26.     Talons for future Coupons or
        Receipts to be attached to
        Definitive Notes (and dates
        on which such Talons mature):   [Yes/No. If yes, give details]

27.     Details relating to Partly
        Paid Notes: amount of each
        payment comprising the Issue
        Price and date on which each
        payment is to be made and,
        if different from those
        specified in the Temporary
        Global Note, consequences of
        failure to pay, including
        any right of the Issuer to      [Not Applicable/give details]
        forfeit the Notes and interest
        due on late payment:

28.     Details relating to
        Instalment Notes:

        amount of
        each instalment, date on        [Not Applicable/give details]
        which each payment is to be
        made:

29.     Redenomination applicable:      Redenomination [not] applicable
                                        (If Redenomination is applicable,
                                        specify either the applicable Fixed
                                        Day Count Fraction or any provisions
                                        necessary to deal with floating rate
                                        interest calculation (including
                                        alternative reference rates))

30.     Details relating to
        Instalment Notes: Specify
        Instalment Amounts and          [Not Applicable/give details]
        Instalment Dates:

31.     Other terms or special          [Not Applicable/give details]
        conditions:

DISTRIBUTION

32.     (i)   If syndicated, names
              of Managers:              [Not Applicable/give names]

        (ii)  Stabilising Manager       [Not Applicable/give names]
              (if any):

33.     If non-syndicated, name of
        relevant Dealer:                [Not Applicable/give names]

34.     Whether TEFRA D rules
        applicable or TEFRA rules       [TEFRA D/TEFRA not applicable]
        not applicable:

35.     Additional selling              [Not Applicable/give details]
        restrictions:

OPERATIONAL INFORMATION

36.     Any clearing system(s) other
        than Euroclear and
        Clearstream, Luxembourg and
        the relevant identification     [Not Applicable/give names(s) and
        number(s):                      number(s)]

37.     Delivery:                       Delivery [against/free of] payment

38.     Additional Paying Agent(s)      [          ]
        (if any):


ISIN: [     ]

Common Code: [      ]

[LISTING APPLICATION

This Pricing Supplement comprises the details required to list the issue of Notes described herein pursuant to the listing of the USD 2,000,000,000 Euro Medium Term Note Program of Ciba Specialty Chemicals Corporation/Ciba Specialty Chemicals PLC/Ciba Spezialitatenchemie Holding Deutschland GmbH/Ciba Speciality Chemicals Eurofinance Ltd.]

RESPONSIBILITY

The Issuer and the Guarantor accept responsibility for the information contained in this Pricing Supplement.

Signed on behalf of the Issuer:          Signed on behalf of the Guarantor:

By:...................................   By:...................................
   Duly authorised                          Duly authorised


                                         By:...................................
                                            Duly authorised

                                    ANNEX 4

                   TRADING DESK AND ADMINISTRATIVE INFORMATION

THE ISSUERS


CIBA SPECIALTY CHEMICALS CORPORATION
560 White Plains Road
PO Box 2005
Tarrytown, New York
10591-9005

Telephone:  +1 914 785 2000
Telefax:    +1 914 785 2650
Attention:  Treasurer


CIBA SPECIALTY CHEMICALS PLC
Hulley Road
Macclesfield
Cheshire
SK10 2NX

Telephone:  +44 1625 888 220
Telefax:    +44 1625 888 380
Attention:  Treasurer


CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH
Chemiestrasse
D-68623 Lampertheim
Germany

Telephone:  +49 6206 152810
Telefax:    +49 6206 152816
Attention:  Treasurer


CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.
c/o Reid Management Limited
4th Floor
Windsor Place
22 Queen Street
PO Box HM1179
Hamilton HMEX
Bermuda

Telephone:  +1 441 296 3695
Telefax:    +1 441 295 3328
Attention:  Tamara Lewis/Adrian Arnold

THE GUARANTOR

CIBA SPECIALTY CHEMICALS HOLDING INC.
Klybeckstrasse 141
CH-4002 Basle
Switzerland

Telephone:  +41 61 636 2740
Telefax:    +41 61 636 6828
Attention:  Group Treasurer


THE DEALERS

CREDIT SUISSE FIRST BOSTON (EUROPE) LIMITED
One Cabot Square
London E14 4QJ

Telephone:  +44 20 7888 4021
Telefax     +44 20 7905 6128
Attention:  MTN Trading


DEUTSCHE BANK AG LONDON
Winchester House
1 Great Winchester Street
London EC2N 2DB

Telephone:  +44 20 7545 2761
Telex:      94 01 5555 DBLN G
Telefax:    +44 20 7541 2761
Attention:  MTN Desk


GOLDMAN SACHS INTERNATIONAL
Peterborough Court
133 Fleet Street
London EC4A 2BB

Telephone:  +44 20 7774 2295
Telex:      94012165 GSHH G
Telefax:    +44 20 7774 5711
Attention:  Euro Medium Term Note Desk


J.P. MORGAN SECURITIES LTD.
125 London Wall
London EC2Y 5AJ

Telephone:  +44 20 7779 3469
Telex:      8954804 MGLTD G
Telefax:    +44 20 7325 8225
Attention:  Euro Medium Term Note Desk

UBS LIMITED
1 Finsbury Avenue
London EC2M 2PP

Telephone:  +44 20 7567 2324
Telex:      887434 UBSW G
Telefax:    +44 20 7568 3349
Attention:  MTNs and Private Placements


THE AGENT

JPMorgan Chase Bank
Trinity Tower
9 Thomas More Street
London E1W 1YT

Telephone:  +44 1202 347430
Telex:      8954681 CMB G
Telefax:    +44 1202 347438
Attention:  Manager, Institutional Trust Services

                                  SIGNATORIES

THE ISSUERS

CIBA SPECIALTY CHEMICALS CORPORATION
560 White Plains Road
PO Box 2005
Tarrytown, New York
10591-9005

Telephone:  +1 914 785 2000
Telefax:    +1 914 785 2650
Attention:  Treasurer

By:   KIRK ERSTLING                 OLIVER STRUB



CIBA SPECIALTY CHEMICALS PLC
Hulley Road
Macclesfield
Cheshire
SK10 2NX

Telephone:  +44 1625 888 220
Telefax:    +44 1625 888 380
Attention:  Treasurer

By:   KIRK ERSTLING                 OLIVER STRUB



CIBA SPEZIALITATENCHEMIE HOLDING DEUTSCHLAND GMBH
Chemiestrasse
D-68623 Lampertheim
Germany

Telephone:  +49 6206 152 810
Telefax:    +49 6206 152 816
Attention:  Treasurer

By:   KIRK ERSTLING                 OLIVER STRUB



CIBA SPECIALTY CHEMICALS EUROFINANCE LTD.

c/o Reid Management Limited
4th Floor
Windsor Place
22 Queen Street
PO Box HM1179
Hamilton HMEX
Bermuda

Telephone:  +1 441 296 3695
Telefax:    +1 441 295 3328
Attention:  Tamara Lewis/Adrian Arnold

By:   KIRK ERSTLING                 OLIVER STRUB


THE GUARANTOR


CIBA SPECIALTY CHEMICALS HOLDING INC.
Klybeckstrasse 141
CH-4002 Basle
Switzerland

Telephone:  +41 61 636 2740
Telefax:    +41 61 636 6828
Attention:  Group Treasurer

By:   KIRK ERSTLING                 OLIVER STRUB



THE AGENT

JPMORGAN CHASE BANK, LONDON BRANCH
Trinity Tower
9 Thomas More Street
London E1W 1YT

Telephone:  +44 1202 347430
Telex No:   8954681 CMB G
Telefax No: +44 1202 347438
Attention:  Manager, Institutional Trust Services

By:   PHILIP TOWNSEND



THE LUXEMBOURG PAYING AGENT

J.P. MORGAN BANK LUXEMBOURG S.A.
5 rue Plaetis
L-2338
Luxembourg

All communications should be sent care of the Agent

By:   PHILIP TOWNSEND